UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report August 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to adjust to the idea of a slower Chinese economy. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the November presidential election in the U.S. followed by key elections across Europe next year, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 24, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2016. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006, and Scott has managed the Nuveen California Municipal Bond Fund since 2003.

How did the Funds perform during the six-month reporting period ended August 31, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total returns for the six-month, one-year, five-year, ten-year and since-inception periods ended August 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark index and corresponding Lipper classification average. During the six-month reporting period, the Nuveen California High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index, while the Nuveen California Municipal Bond Fund outperformed the S&P Municipal Bond Index. Meanwhile, both Funds outperformed their Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

Both Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen California High Yield Municipal Bond Fund

The Nuveen California High Yield Municipal Bond Fund slightly underperformed the S&P Municipal Yield Index for the six-month reporting period ended August 31, 2016. Compared with this national index, the Fund’s focus on California bonds helped relative performance, given continued growth in the state and a favorable supply/demand balance in the California tax-exempt bond market.

The Fund benefited from its duration and yield-curve stance, meaning we were well positioned to capture the benefits of falling interest rates. Specifically, our meaningful exposure to longer-dated bonds, which benefited disproportionately as rates fell, were helpful performance factors this reporting period. Good credit selection also added value. We benefited from the strong price performance of many of our individual holdings, as well as the lack of any meaningful credit problems in the Fund’s portfolio.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The health care sector was one such source of strength. The Fund did well with its Loma Linda University Medical Center bonds. These credits experienced a ratings downgrade, as the issuer sold additional debt to finance a building project. We still believed this medical center was operationally sound, however, and investors appeared to become less concerned about the issuer’s debt level as the reporting period progressed, which caused the price of our holdings to rise. The transportation sector also provided favorable performance. We were helped by our investment in two Southern California tollroad projects: San Joaquin Hills and Foothill/Eastern. When these tollroads opened, traffic and toll collections were disappointing amid weak economic growth. But more recently, the improving state economy and the benefit of lower gas prices have led to increased usage of the roads, resulting in better demand and pricing for these bond issues.

Among our charter school investments, our position in California State Municipal Finance Authority bonds for the Uplift Communities project, a network of charter schools in the Los Angeles area, added value. Based on our credit analysis, we found these below investment grade bonds more creditworthy than their published BB credit rating, given the schools’ reputation in the community, strong enrollment and good management. As the reporting period progressed, these bonds rose in price, while their yields fell accordingly.

Our allocation to community development district, or land-backed, bonds, further contributed to performance. Land-backed debt, which we regularly invest in, generally continued to perform well amid healthy property markets in the state.

During the reporting period, tobacco securitization bonds continued to generate strong results, due to increasing investor demand and improving underlying credit quality for issuers.

One performance challenge for the Fund was our municipal interest rate swaps. We use these derivative securities to hedge the portfolio’s interest rate risk and maintain the Fund’s duration at our desired level. We were comfortable with these swap positions, although they slightly detracted from the Fund’s results this reporting period as rates fell.

Throughout the six-month reporting period, the Fund experienced consistent shareholder inflows. These proceeds, as well as those of bond calls, provided us with cash needing reinvestment. With our purchases, we focused on areas we regularly emphasize in the portfolio: the land-secured, hospital and charter school sectors. Although we invested in several new issuers, most of our purchases involved adding to existing exposures.

In the health care sector, we increased our position in the Loma Linda hospital bonds mentioned previously. We also added to a second hospital issuer, Daughters of Charity Health System. Although Daughters of Charity continued to experience some operational struggles, the issuer was acquired by a larger partner. In our view, this acquisition provided the opportunity for increased operating efficiencies and a more stable financial position.

Given that our investments continued to display solid credit quality, we saw little need to sell bonds from the Fund.

Impact of the California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging may provide opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through the use of leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of August 31, 2016, the effective leverage was 15.30%, which is within our expected range and regularly monitored.

6	NUVEEN

The Fund’s use of leverage through inverse floating rate securities generated additional net income and contributed to the performance of the Fund during this reporting period.

Nuveen California Municipal Bond Fund

The Nuveen California Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2016.

Duration and yield curve positioning were contributors to the Fund’s outperformance. During the reporting period, interest rates fell across most of the yield curve, with short-dated issues the exception. The decline was greatest for longer bonds and our overweighting in these securities helped results. Our underweighting in short-dated bonds also contributed, given those securities’ weaker returns.

The Fund’s credit quality positioning also boosted results. With interest rates low, investors continued to favor less creditworthy issues as a source of income. In turn, credit spreads continued to contract, meaning that investors were willing to accept less compensation in exchange for owning risky bonds. In this environment, lower rated issues generally outperformed their higher grade counterparts. The Fund was well positioned to benefit from this trend because we were overweighted in lower quality credits and underweighted in higher rated bonds. Our below investment grade positions performed especially well, led by our holdings in the market leading tobacco sector.

In managing the Fund, we regularly seek to emphasize bonds with lower investment grade credit ratings, applying our research capabilities to try to identify attractively priced securities relative to their credit risk. As spreads continued to narrow this reporting period, however, it was becoming increasingly challenging to find lower rated debt meeting our valuation criteria. Thus, when new shareholder inflows, bond calls and bond maturities provided proceeds requiring investment, our approach often centered on more highly rated securities, especially AA rated, water/sewer, health care and public higher education bonds. We saw these bonds as placeholders that could be easily sold should attractive new lower rated opportunities emerge. Although this approach represented most our investment activity during this reporting period, we did have limited opportunities to invest in bonds with below investment grade credit ratings, especially in the health care, charter school and tobacco sectors. In these cases, we identified bonds that we believed were well priced compared to the securities’ underlying credit risk.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016 (subsequent to the close of this reporting period), the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. Thus there is an increased risk that each Fund’s pricing service may change, or that the Funds’ current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen California High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen California Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen California High Yield Municipal Bond Fund had a positive UNII balance, while Nuveen California Municipal Bond Fund had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

NUVEEN	9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen California High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.28%	11.73%	10.29%	5.35%
Class A Shares at maximum Offering Price	1.77%	7.07%	9.34%	4.89%
S&P Municipal Yield Index	6.39%	11.46%	7.80%	5.23%
Lipper California Municipal Debt Funds Classification Average	4.02%	8.05%	6.11%	4.59%

Class C2 Shares	5.89%	11.14%	9.67%	4.77%
Class I Shares	6.38%	12.06%	10.52%	5.55%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	5.87%	10.85%	10.37%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.44%	10.56%	9.62%	5.23%
Class A Shares at maximum Offering Price	0.05%	5.97%	8.70%	4.78%
Class C2 Shares	4.27%	10.09%	9.03%	4.66%
Class I Shares	4.65%	10.89%	9.85%	5.43%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	4.04%	9.70%	9.85%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.65%	1.41%	0.65%

Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	15.30%

10	NUVEEN

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.45%	9.26%	7.38%	5.51%
Class A Shares at maximum Offering Price	0.03%	4.70%	6.46%	5.05%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
Lipper California Municipal Debt Funds Classification Average	4.02%	8.05%	6.11%	4.59%

Class C2 Shares	4.16%	8.66%	6.80%	4.93%
Class I Shares	4.53%	9.44%	7.59%	5.72%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	4.04%	8.33%	7.40%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.88%	7.77%	6.85%	5.38%
Class A Shares at maximum Offering Price	(1.45)%	3.20%	5.94%	4.93%
Class C2 Shares	2.59%	7.27%	6.27%	4.80%
Class I Shares	2.96%	8.04%	7.07%	5.59%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.38%	6.93%	6.88%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.76%	1.56%	1.31%	0.56%

Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	0.00%

NUVEEN	11

Yields as of August 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen California High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.64%	3.03%	3.27%	3.98%
SEC 30-Day Yield – Subsidized	2.34%	1.64%	1.90%	2.64%
SEC 30-Day Yield – Unsubsidized	2.34%	1.64%	1.90%	2.64%
Taxable-Equivalent Yield – Subsidized (34.7)%[2]	3.58%	2.51%	2.91%	4.04%
Taxable-Equivalent Yield – Unsubsidized (34.7)%[2]	3.58%	2.51%	2.91%	4.04%

Nuveen California Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.92%	2.23%	2.48%	3.20%
SEC 30-Day Yield – Subsidized	1.41%	0.68%	0.93%	1.67%
SEC 30-Day Yield – Unsubsidized	1.41%	0.68%	0.93%	1.67%
Taxable-Equivalent Yield – Subsidized (34.7)%[2]	2.16%	1.04%	1.42%	2.56%
Taxable-Equivalent Yield – Unsubsidized (34.7)%[2]	2.16%	1.04%	1.42%	2.56%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state in-come tax rate as shown in the respective table above.

12	NUVEEN

Holding

Summaries as of August 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen California High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	102.2%
Common Stocks	0.3%
Other Assets Less Liabilities	5.5%
Net Assets Plus Floating Rate Obligations	108.0%
Floating Rate Obligations	(8.0)%
Net Assets	100%

Portfolio Composition1

(% of total investments)

Tax Obligation/Limited	39.2%
Health Care	13.4%
Education and Civic Organizations	9.3%
Transportation	9.2%
Consumer Staples	7.8%
Tax Obligation/General	6.3%
Other	14.8%
Total	100%

Bond Credit Quality1

(% of total investment exposure)

AAA/U.S. Guaranteed	3.5%
AA	30.4%
A	12.3%
BBB	12.2%
BB or Lower	15.1%
N/R (not rated)	26.2%
N/A (not applicable)	0.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	13

Holding Summaries (continued)

Nuveen California Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.6%
Other Assets Less Liabilities	2.4%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/General	25.0%
Tax Obligation/Limited	22.6%
Health Care	11.5%
U.S. Guaranteed	10.4%
Water and Sewer	7.6%
Consumer Staples	6.4%
Education and Civic Organizations	6.1%
Other	10.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.5%
AA	48.3%
A	14.9%
BBB	7.8%
BB or Lower	9.6%
N/R (not rated)	4.9%
Total	100%

14	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2016.

The beginning of the period is March 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.80	$1,058.70	$1,058.90	$1,063.80
Expenses Incurred During the Period	$4.32	$8.46	$7.21	$3.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.02	$1,016.99	$1,018.20	$1,022.03
Expenses Incurred During the Period	$4.23	$8.29	$7.07	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.39% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	15

Expense Examples (continued)

Nuveen California Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.50	$1,040.40	$1,041.60	$1,045.30
Expenses Incurred During the Period	$3.86	$7.97	$6.69	$2.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.42	$1,017.39	$1,018.65	$1,022.43
Expenses Incurred During the Period	$3.82	$7.88	$6.61	$2.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.75%, 1.55%, 1.30% and 0.55% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	NUVEEN

Nuveen California High Yield Municipal Bond Fund

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 102.5%

	MUNICIPAL BONDS – 102.2%

	Consumer Discretionary – 0.1%

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
$160	6.000%, 12/15/37 (4)	11/16 at 100.00	N/R	$87,825
1,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	642,820

15	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	8,234

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	537,130
1,675	Total Consumer Discretionary			1,276,009

	Consumer Staples – 8.0%

27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	11/16 at 12.88	N/R	2,854,170

1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	1,155,289

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
25	5.600%, 6/01/36	12/18 at 100.00	B3	25,417
1,000	5.650%, 6/01/41	12/18 at 100.00	B2	1,016,670
1,205	5.700%, 6/01/46	12/18 at 100.00	B2	1,225,123

1,860	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	11/16 at 100.00	B1	1,860,130

50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	11/16 at 100.00	B–	50,004

20,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	11/16 at 18.70	N/R	2,864,600

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,250	5.000%, 6/01/33	6/17 at 100.00	B–	10,350,962
7,890	5.750%, 6/01/47	6/17 at 100.00	B–	8,066,105
14,545	5.125%, 6/01/47	6/17 at 100.00	B–	14,603,762

14,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	14,482,956

19,050	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	6/17 at 17.48	CCC+	2,027,301

2,000	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.625%, 6/01/47	6/17 at 100.00	N/R	2,000,480

NUVEEN	17

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples (continued)

$22,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	N/R	$2,833,820

	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
1,000	0.000%, 6/01/36	6/17 at 34.85	N/R	334,420
7,500	0.000%, 6/01/47	6/17 at 18.52	N/R	1,073,100

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,800	5.375%, 6/01/38	11/16 at 100.00	B–	1,799,892
460	5.500%, 6/01/45	11/16 at 100.00	B–	460,032

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
3,295	5.000%, 6/01/37	11/16 at 100.00	BB+	3,295,264
10,330	5.125%, 6/01/46	11/16 at 100.00	B+	10,330,620
166,515	Total Consumer Staples			82,710,117

	Education and Civic Organizations – 9.5%

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Ba1	1,076,236

	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Refunding Series 2016A:
1,235	5.000%, 10/01/36	4/26 at 100.00	A3	1,500,155
1,000	5.000%, 10/01/37	4/26 at 100.00	A3	1,213,750
1,125	5.000%, 10/01/38	4/26 at 100.00	A3	1,364,400

2,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 5.000%, 11/01/41	11/23 at 100.00	Aa2	2,404,620

	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A:
900	5.000%, 10/01/35	10/22 at 102.00	BBB–	961,605
1,335	5.250%, 10/01/45	10/22 at 102.00	BBB–	1,433,990

1,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	1,115,660

	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015:
400	5.125%, 7/01/35	7/25 at 100.00	BB	444,348
425	5.375%, 7/01/45	7/25 at 100.00	BB	476,672

	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BBB–	1,494,836
465	5.000%, 10/01/44	10/22 at 102.00	BBB–	491,891

1,145	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	BB	1,245,279

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	No Opt. Call	BB	1,433,700
4,580	5.250%, 8/01/42	No Opt. Call	BB	4,949,515
1,795	5.300%, 8/01/47	8/22 at 100.00	BB	1,939,587

18	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,245	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	$2,622,205

	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
875	5.500%, 8/01/34	8/24 at 100.00	BB	942,358
1,650	6.000%, 8/01/44	8/24 at 100.00	BB	1,792,643

	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A:
840	5.000%, 6/01/36	6/26 at 100.00	BBB–	972,661
1,415	5.000%, 6/01/46	6/26 at 100.00	BBB–	1,626,910

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,401,950

	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,435	5.000%, 4/01/35	4/25 at 100.00	Baa3	1,672,478
770	5.000%, 4/01/41	4/25 at 100.00	Baa3	894,247

1,500	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,608,600

1,290	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	No Opt. Call	BBB+	1,496,142

300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32	1/22 at 100.00	N/R	334,569

3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45	1/25 at 100.00	N/R	3,833,570

	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A:
1,245	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,418,379
250	5.250%, 1/01/40	7/24 at 100.00	BBB–	282,965

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A:
1,000	5.000%, 8/01/40	8/25 at 100.00	BBB	1,154,860
1,600	5.000%, 8/01/45	8/25 at 100.00	BBB	1,838,336

2,000	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46	8/25 at 100.00	BBB	2,296,240

	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,520	5.000%, 6/01/42 (WI/DD, Settling 9/02/16)	6/26 at 100.00	N/R	2,694,309
2,930	5.000%, 6/01/52 (WI/DD, Settling 9/02/16)	6/26 at 100.00	N/R	3,094,109

600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	659,664

	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016:
1,500	4.750%, 6/01/36	6/26 at 100.00	N/R	1,564,140
1,180	5.000%, 6/01/46	6/26 at 100.00	N/R	1,243,425

2,500	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/46	6/25 at 100.00	N/R	2,649,500

NUVEEN	19

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,220	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	$1,170,883

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,000	5.750%, 6/01/34	6/24 at 100.00	BB+	1,126,920
1,500	6.000%, 6/01/44	6/24 at 100.00	BB+	1,706,685

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,380	6.400%, 8/01/34	2/24 at 100.00	BB–	1,591,043
2,040	6.750%, 8/01/44	2/24 at 100.00	BB–	2,391,553

	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	635,208
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,115,580
520	6.000%, 10/01/49	10/24 at 100.00	BB	582,920

1,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB–	1,042,730

	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A:
4,010	5.000%, 7/01/46	7/25 at 100.00	BBB–	4,625,936
2,000	5.000%, 7/01/51	7/25 at 100.00	BBB–	2,293,840

1,015	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34	11/24 at 100.00	N/R	1,081,340

600	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB–	682,140

1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	1,461,975

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.000%, 11/01/32	No Opt. Call	N/R	1,061,560

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,216,910

1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 19.340%, 11/15/49 – AGM Insured (IF) (5)	11/24 at 100.00	AA	1,971,450

850	California Statewide Communities Development Authority, Revenue Bonds, The Culinary Institute of America, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	Baa2	1,016,201

1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,236,882

815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	983,175

2,745	California Statewide Community Development Authority, Revenue Bonds, Bentley School, Series 2010A, 7.000%, 7/01/40	7/20 at 101.00	N/R	3,245,825

1,000	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	11/17 at 102.00	N/R	1,036,320

20	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	$200,400

360	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	361,382

200	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	201,328

345	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/18 at 100.00	N/R	347,236

1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 16.520%, 5/15/39 (IF) (5)	5/23 at 100.00	AA	2,312,550
86,795	Total Education and Civic Organizations			98,340,476

	Health Care – 13.8%

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
815	5.000%, 3/01/31	3/26 at 100.00	Ba3	938,106
1,250	5.250%, 3/01/36	3/26 at 100.00	Ba3	1,411,488
3,280	5.000%, 3/01/41	3/26 at 100.00	Ba3	3,610,657
4,600	5.000%, 3/01/46	3/26 at 100.00	Ba3	5,025,224

190	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	229,594

2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 4.000%, 11/15/41 (UB) (WI/DD, Settling 9/08/16) (5)	11/26 at 100.00	AA–	2,236,240

950	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/33	11/25 at 100.00	Aa3	1,182,180

1,315	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	1,561,457

625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 15.592%, 4/01/42 (IF) (5)	4/22 at 100.00	AA–	1,040,875

1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	1,435,001

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
260	16.128%, 8/15/43 (IF) (5)	8/24 at 100.00	AA	457,766
695	16.151%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	1,184,919

7,800	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2016B, 5.000%, 8/15/55 (UB) (5)	8/26 at 100.00	AA	9,462,336

80	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 19.997%, 10/01/38 (IF) (5)	10/24 at 100.00	AA–	169,816

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034:
3,600	20.093%, 10/01/44 (IF) (5)	10/24 at 100.00	AA–	7,005,240
795	20.021%, 10/01/44 (IF) (5)	10/24 at 100.00	AA–	1,544,152

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
200	19.876%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	376,230
200	19.866%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	376,132

NUVEEN	21

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
$1,000	16.027%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	$1,704,710
250	16.031%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	426,230

1,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A–	1,164,330

750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	836,940

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/35	11/24 at 100.00	BBB–	231,520
750	5.000%, 11/01/40	11/24 at 100.00	BBB–	867,015
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB–	1,440,100

585	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	594,857

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
4,800	5.250%, 12/01/44	12/24 at 100.00	BB+	5,542,176
9,600	5.500%, 12/01/54	12/24 at 100.00	BB+	11,219,712

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
4,000	5.000%, 12/01/46	6/26 at 100.00	BB+	4,584,320
5,795	5.250%, 12/01/56	6/26 at 100.00	BB+	6,735,528

	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2015:
200	5.000%, 11/01/32	11/24 at 100.00	AA–	244,068
200	5.000%, 11/01/33	11/24 at 100.00	AA–	243,230
1,500	5.000%, 11/01/43	11/24 at 100.00	AA–	1,798,080

	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014:
2,540	5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	3,026,156
1,625	5.250%, 10/01/43 – AGM Insured	10/24 at 100.00	AA	1,953,494

1,480	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,746,888

9,000	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	10,991,520

480	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008A, 5.500%, 7/01/30	7/17 at 100.00	A	499,435

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
250	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	258,293
5,750	5.000%, 8/15/47	8/17 at 100.00	BBB+	5,922,212

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,425	5.500%, 7/01/30 (6)	11/16 at 100.00	CCC	1,425,057
2,045	5.500%, 7/01/35 (6)	11/16 at 100.00	CCC	2,045,082
9,280	5.250%, 7/01/39 (6)	11/16 at 100.00	CCC	9,280,371

22	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$230	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (6)	11/16 at 100.00	CCC	$230,009

750	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	819,953

8,750	California Statewide Community Development Authority, Revenue Bonds, Series 2016A, 5.000%, 11/15/46 (UB) (5)	11/25 at 100.00	AA–	10,740,363

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.161%, 11/15/48 (IF)	5/18 at 100.00	AA–	928,613

1,285	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 17.443%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	1,668,907

350	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	395,150

1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,146,528

	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
1,025	5.500%, 11/01/19	No Opt. Call	Ba1	1,117,045
500	6.750%, 11/01/39	11/19 at 100.00	Ba1	558,780

500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	538,100

5,500	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,655,705

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB+	1,314,600
600	7.500%, 12/01/41	12/21 at 100.00	BB+	746,880

2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	BB–	2,515,225

150	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/32	7/17 at 100.00	Baa1	153,854

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/19 at 100.00	N/R	61,885
120,605	Total Health Care			142,620,334

	Housing/Multifamily – 3.3%

2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA+	2,219,740

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,464,424

85	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	97,187

1,385	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,580,216

480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	572,453

NUVEEN	23

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	$2,408,640

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
1,515	5.250%, 8/15/39	8/24 at 100.00	BBB	1,792,275
575	5.250%, 8/15/49	8/24 at 100.00	BBB	675,734

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB	405,944

350	California Municipal Finance Authority, Student Housing Revenue Bonds, Bowles Hall Foundation, Series 2015A, 5.000%, 6/01/35	6/25 at 100.00	Baa3	405,657

1,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	1,029,120

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
2,975	5.000%, 5/15/35	5/26 at 100.00	Baa1	3,626,644
3,730	5.000%, 5/15/40	5/26 at 100.00	Baa1	4,529,078

330	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39 (Alternative Minimum Tax)	11/16 at 100.00	N/R	330,505

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
1,000	5.000%, 8/15/36	8/26 at 100.00	A	1,196,700
740	5.000%, 5/15/39	5/22 at 100.00	A+	820,734
1,010	5.000%, 5/15/47	5/22 at 100.00	A+	1,115,868

1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,094,260

2,570	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Santa Rosa Leisure Mobile Home Park, Refunding Series 2016, 5.000%, 8/15/46	8/26 at 100.00	A	3,050,873

1,340	Independent Cities Lease Finance Authority, California, Mobile Home Park Refunding Bonds, Rancho Feliz and Las Casitas De Sonoma, Series 2012, 5.000%, 10/15/47	No Opt. Call	BBB	1,462,530

315	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A	359,629

2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45	6/25 at 100.00	N/R	2,254,746

374	San Jose, California, Multifamily Housing Revenue Bonds, Almaden Family Apartments Project, Series 2007B, 4.720%, 11/15/37 (Alternative Minimum Tax)	No Opt. Call	N/R	341,337

465	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (Alternative Minimum Tax)	11/16 at 100.00	N/R	465,674

552	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Alternative Minimum Tax)	12/16 at 100.00	N/R	552,662

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	No Opt. Call	N/R	475,276
30,056	Total Housing/Multifamily			34,327,906

24	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.0%

$365	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	AA–	$369,661

	Industrials – 0.3%

3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,076,680

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	10

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	18,727
4,750	Total Industrials			3,095,417

	Long-Term Care – 1.1%

3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Series 2012A, 5.000%, 7/01/47	No Opt. Call	BBB+	3,376,620

3,700	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44	11/24 at 100.00	N/R	4,178,743

520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	596,263

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,101,970

450	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	451,058

1,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/37	1/17 at 100.00	N/R	1,004,270

1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,202,900
10,670	Total Long-Term Care			11,911,824

	Tax Obligation/General – 6.5%

1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:	8/37 at 100.00	AA	634,310
1,700	0.000%, 5/01/37	No Opt. Call	Aa2	1,103,742
6,925	0.000%, 5/01/42 (5)	5/40 at 100.00	Aa2	4,868,137
5,500	0.000%, 5/01/47	5/40 at 100.00	Aa2	3,852,640

1,500	California State, General Obligation Bonds, Series 2015, 5.000%, 3/01/45 (UB) (5)	3/25 at 100.00	AA–	1,848,825

1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 16.280%, 10/01/44 (IF) (5)	10/24 at 100.00	AA–	2,385,300

	California State, General Obligation Bonds, Various Purpose Series 2013:
1,000	5.000%, 2/01/43	No Opt. Call	AA–	1,194,420
1,630	5.000%, 4/01/43	4/23 at 100.00	AA–	1,954,663

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 16.181%, 8/01/35 (IF) (5)	8/24 at 100.00	AA–	2,438,050

NUVEEN	25

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
$750	12.102%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	$1,075,800
545	11.626%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	781,748
1,250	11.626%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	1,793,000
1,005	11.613%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	1,441,019

4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2013B, 0.000%, 8/01/37 – AGM Insured	8/22 at 44.31	AA	1,717,363

11,090	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Election 2012, Series 2016C, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA+	12,678,975

1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	843,676

1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	AA–	882,120

1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	781,950

650	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	514,443

2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,406,115

970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 0.000%, 8/01/43 – BAM Insured	8/38 at 100.00	AA	577,635

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0017, 16.239%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	AA–	285,520

1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A1	743,688

1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XF2355, 12.493%, 7/01/38 (IF) (5)	7/23 at 100.00	Aa2	2,805,581

10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2013C, 4.000%, 7/01/42 (UB)	7/23 at 100.00	Aa2	11,035,800

7,655	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured	No Opt. Call	AA	6,180,877

1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	Aa2	1,395,486
71,310	Total Tax Obligation/General			67,220,883

	Tax Obligation/Limited – 40.2%

1,000	Adelanto Community Facilities District Number 2006-2, San Bernadino County, California, Special Tax Bonds, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,101,400

1,650	Alameda Community Facilities District No. 13-1, California, Alameda Landing Public Improvements, Special Tax Bonds, Series 2016, 5.000%, 9/01/46	9/24 at 102.00	N/R	1,906,608

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	236,234
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	158,510
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	2,629,913
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	2,401,846

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,000	Anaheim, California, Special Tax Bonds, Community Facilities District 08-1 Platinum Triangle, Refunding Series 2016, 4.000%, 9/01/46	9/23 at 103.00	N/R	$5,478,900

435	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	11/16 at 100.00	N/R	435,531

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	1,017,410

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
575	5.000%, 9/01/27	9/17 at 100.00	N/R	588,754
960	5.000%, 9/01/37	9/17 at 100.00	N/R	980,218

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,142,361

1,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,160,337

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,138,320

2,600	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,924,506

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	11/16 at 100.00	N/R	1,002,220

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
60	8.875%, 9/01/34	11/16 at 100.00	N/R	60,269
125	8.625%, 9/01/39	9/16 at 100.00	N/R	125,523

1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,126,518

	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA–	1,015,050
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	1,507,351
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA–	4,231,326

4,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	5,553,661

5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	2,625,168

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	2,431,460

1,000	California Statewide Communities Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	3/17 at 103.00	N/R	1,037,860

2,000	California Statewide Communities Development Authority, Lease Revenue Bonds, Community Center Project, Series 2014, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,407,660

2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45	9/25 at 100.00	N/R	2,666,800

1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	No Opt. Call	N/R	1,154,160

NUVEEN	27

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	$1,102,960

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-02, Manteca Lifestyle Center, Series 2013A:
1,000	5.000%, 9/01/33	No Opt. Call	N/R	1,134,880
2,000	5.125%, 9/01/42	No Opt. Call	N/R	2,254,220

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,920	5.000%, 9/02/35	9/25 at 100.00	N/R	4,427,718
1,370	5.000%, 9/02/40	No Opt. Call	N/R	1,533,509

1,020	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,123,897

2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,454,907

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B:
1,750	4.000%, 9/02/34	9/24 at 100.00	N/R	1,813,490
2,060	5.000%, 9/02/44	9/24 at 100.00	N/R	2,268,513

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A:
1,030	5.000%, 9/02/36	9/26 at 100.00	N/R	1,183,501
2,250	5.000%, 9/02/45	9/26 at 100.00	N/R	2,534,782

500	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	588,725

650	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007A, 4.500%, 8/01/35 – AMBAC Insured	8/17 at 100.00	BBB+	656,968

850	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007C, 4.500%, 8/01/35	11/16 at 101.00	BBB–	855,721

1,845	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	2,193,354

	Chino Hills Financing Authority, California, Revenue Bonds, Community Facilities District Bond Program, Series 2015C:
1,000	5.000%, 9/01/32	9/25 at 100.00	BBB	1,178,310
850	5.000%, 9/01/34	9/25 at 100.00	BBB	994,908

315	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	350,088

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,076,560

500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	548,840

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
2,355	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	2,531,813
2,000	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	2,155,720
835	5.000%, 9/01/32 – AMBAC Insured	9/18 at 100.00	N/R	885,735

28	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 05-1, Series 2016:
$500	5.000%, 9/01/36	9/26 at 100.00	N/R	$591,375
1,000	4.000%, 9/01/45	9/26 at 100.00	N/R	1,061,840

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
250	5.000%, 9/01/38	9/23 at 100.00	N/R	278,685
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,388,450

990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,262,339

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,610	5.000%, 9/01/23	9/18 at 100.00	B–	1,505,269
2,010	5.600%, 9/01/38	9/18 at 100.00	B–	1,845,502

1,800	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2001-01 French Valley Improvement Area A, Series 2015, 5.000%, 9/01/36	9/25 at 100.00	N/R	2,096,460

2,350	El Dorado County, California, Special Tax Bonds, Carson Creek Community Facilities District 2014-1, Series 2016, 4.000%, 9/01/46 (WI/DD, Settling 9/15/16)	9/23 at 103.00	N/R	2,574,260

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/16 at 100.00	N/R	252,285

6,500	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	7,640,555

430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	460,724

	Fillmore, California, Special Tax Bonds, Community Facilities District 5, Improvement Area, Series 2015A:
1,500	5.000%, 9/01/40	9/23 at 102.00	N/R	1,684,425
2,530	5.000%, 9/01/45	9/23 at 102.00	N/R	2,823,606

1,350	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 5.000%, 9/01/34	No Opt. Call	N/R	1,571,359

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/36	9/16 at 100.00	N/R	1,011,430

2,305	Fullerton, California, Special Tax Bonds, Community Facilities District 2 Amerige Heights, Series 2014, 5.000%, 9/01/44	9/23 at 100.00	N/R	2,536,537

300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/34	6/25 at 100.00	A+	368,931

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	6,095,300
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,427,480

3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 15.531%, 6/01/45 (IF) (5)	6/25 at 100.00	A+	6,955,875

3,750	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	4,265,137

3,105	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,423,821

NUVEEN	29

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42 Guam Government Department of Education, Certificates of Participation, John F.	1/22 at 100.00	A	$547,120

	Kennedy High School Project, Series 2010A:
880	6.625%, 12/01/30	12/20 at 100.00	B+	967,226
1,175	6.875%, 12/01/40	12/20 at 100.00	B+	1,301,371

620	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	BBB+	738,346

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	11/16 at 100.00	N/R	1,000,950
1,000	5.000%, 8/01/35 – AMBAC Insured	11/16 at 100.00	N/R	1,000,720
800	4.750%, 8/01/35 – AMBAC Insured	11/16 at 100.00	N/R	800,424

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	2/18 at 100.00	N/R	369,205
745	4.750%, 8/01/42 – AMBAC Insured	2/18 at 100.00	N/R	754,029
150	5.000%, 8/01/42 – AMBAC Insured	2/18 at 100.00	N/R	152,393

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,292,050
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,040,170
1,105	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,127,376
1,920	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,952,045

3,935	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2016, 5.000%, 2/01/41 – BAM Insured	2/26 at 100.00	AA	4,741,124

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
1,910	4.000%, 9/01/35	9/24 at 100.00	N/R	2,016,635
1,990	5.000%, 9/01/35	9/24 at 100.00	N/R	2,263,127

1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	No Opt. Call	N/R	1,189,867

500	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	539,640

625	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	714,825

	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
2,530	0.000%, 8/01/23	No Opt. Call	Baa1	2,064,531
1,600	0.000%, 8/01/25	No Opt. Call	Baa1	1,136,080
1,050	0.000%, 8/01/28	8/22 at 66.37	Baa1	594,752
2,430	0.000%, 8/01/33	No Opt. Call	Baa1	933,922
1,650	0.000%, 8/01/35	No Opt. Call	Baa1	540,623

120	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	122,011

795	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	913,089

1,000	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,155,020

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	$575,775

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improvement Area 1, Series 2016:
600	3.125%, 9/01/40	9/21 at 103.00	N/R	589,272
500	3.250%, 9/01/46	9/21 at 103.00	N/R	497,720

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improvement Area 2, Series 2016A:
500	3.125%, 9/01/40	9/21 at 103.00	N/R	491,060
700	3.250%, 9/01/46	9/21 at 103.00	N/R	696,808

1,400	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 43, Series 2016, 5.000%, 9/01/45	9/26 at 100.00	N/R	1,650,964

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	BBB+	1,162,720

3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,730,100

335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	No Opt. Call	N/R	374,855

1,400	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,610,280

1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	No Opt. Call	N/R	1,233,493

3,000	Lammersville Joint Unified School District, Special Tax Bonds, California, Community Facilities District 2002, Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,356,910

2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.375%, 9/01/32	9/22 at 100.00	N/R	2,190,040

710	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	817,565

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
500	4.750%, 8/01/27 – NPFG Insured	11/16 at 101.00	AA–	505,760
1,000	4.750%, 8/01/33 – NPFG Insured	8/17 at 100.00	AA–	1,011,230

1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,063,540

	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
905	5.125%, 9/01/28	9/23 at 100.00	N/R	1,042,252
450	5.250%, 9/01/32	9/23 at 100.00	N/R	513,495

	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
600	5.000%, 9/01/34	9/24 at 100.00	N/R	679,920
935	5.000%, 9/01/39	9/24 at 100.00	N/R	1,044,105
1,825	5.000%, 9/01/43	9/24 at 100.00	N/R	2,024,436

1,545	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	BBB	1,786,545

2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	2,383,337

NUVEEN	31

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,745	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45	3/25 at 100.00	N/R	$1,783,111

1,275	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	1,612,352

2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	AA–	1,137,456

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
300	7.250%, 8/01/31	8/21 at 100.00	A–	378,156
1,550	7.500%, 8/01/41	8/21 at 100.00	A–	1,972,003

500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	A–	636,130

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
735	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	879,655
1,100	5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,312,586

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2014:
500	4.125%, 9/01/39	3/17 at 103.00	N/R	516,775
500	4.250%, 9/01/44	3/17 at 103.00	N/R	516,860

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,000	5.000%, 9/01/39	No Opt. Call	N/R	2,202,380
500	4.250%, 9/01/44	No Opt. Call	N/R	518,485
1,000	5.000%, 9/01/44	No Opt. Call	N/R	1,097,540

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	1,567,264
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	775,309

1,080	Merced, California, Community Facilities District 2005-1, Improvement Area 1 Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	3/17 at 100.00	N/R	1,082,322

960	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	1,098,595

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/17 at 100.00	N/R	65,807

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2015, 4.000%, 9/01/44	No Opt. Call	N/R	1,031,810

1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	1,017,280

1,310	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 5.000%, 9/01/33	9/23 at 100.00	N/R	1,458,567

2,000	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	2,518,020

415	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	504,233

1,265	Oakdale Public Financing Authority, California, Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,434,080

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refunding Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	$2,994,850

455	Oceanside, California, Community Facilities District No. 2000-1, Special Tax Refunding Bonds, Ocean Ranch Corporate Centre, Series 2014A, 4.000%, 9/01/32	9/23 at 100.00	N/R	477,372

	Ontario, California, Special Tax Bonds, Community Facilities District 24 Park Place Facilities Phase I, Series 2016:
1,000	5.000%, 9/01/41 (WI/DD, Settling 9/08/16)	9/26 at 100.00	N/R	1,172,650
1,300	5.000%, 9/01/46 (WI/DD, Settling 9/08/16)	9/26 at 100.00	N/R	1,520,363

4,500	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	5,363,955

	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 2, Series 2006D:
1,495	0.000%, 8/01/31	No Opt. Call	N/R	611,918
1,560	0.000%, 8/01/32	No Opt. Call	N/R	600,428
1,625	0.000%, 8/01/33	No Opt. Call	N/R	588,933
1,705	0.000%, 8/01/34	No Opt. Call	N/R	581,848
2,075	0.000%, 8/01/35	2/17 at 32.90	N/R	666,801

3,530	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/17 at 101.00	N/R	3,597,388

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
235	5.000%, 9/01/21	9/16 at 100.00	N/R	238,281
285	5.300%, 9/01/32	9/16 at 100.00	N/R	287,776
740	5.450%, 9/01/32	9/16 at 100.00	N/R	747,755
1,095	5.500%, 9/01/36	9/16 at 100.00	N/R	1,105,742

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/16 at 102.00	CCC+	1,614,896

1,395	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	11/16 at 100.00	CCC+	1,380,924

500	Palm Springs Financing Authority, California, Lease Revenue Bonds, Downtown Revitalization Project, Series 2012B, 5.000%, 6/01/35	No Opt. Call	AA	585,225

1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	A	740,374

1,230	Palmdale, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2005, 6.750%, 9/01/35	11/16 at 100.00	N/R	1,231,870

990	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	1,125,482

1,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E, 4.250%, 9/01/38	9/24 at 100.00	N/R	1,074,690

1,150	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	1,278,133

2,750	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2015, 5.000%, 9/01/41	3/25 at 100.00	N/R	3,185,297

	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A+	2,282,596
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A+	1,832,725

NUVEEN	33

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured	10/23 at 100.00	AA	$1,163,460

1,455	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,608,910

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016:
560	5.000%, 9/01/41	9/26 at 100.00	N/R	651,588
1,000	5.000%, 9/01/46	9/26 at 100.00	N/R	1,160,430

2,000	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	2,057,520

1,200	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,365,072

3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	11/16 at 100.00	N/R	3,005,790

620	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	701,065

	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A–	1,189,908
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A–	795,652

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 16.635%, 11/01/45 (Alternative Minimum Tax) (IF) (5)	11/25 at 100.00	AA–	2,444,000

1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA–	1,056,966

	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A:
650	5.000%, 10/01/30 – AGM Insured	10/24 at 100.00	AA	798,129
1,380	5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,677,224

3,160	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	3,468,511

955	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 5.000%, 10/01/30 – AGM Insured	10/24 at 100.00	AA	1,172,635

2,000	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,415,880

500	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	600,795

205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A	261,002

2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,444,771

870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	972,321

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
$660	5.000%, 9/01/32	9/22 at 100.00	N/R	$743,563
2,000	5.000%, 9/01/42	9/22 at 100.00	N/R	2,218,540

	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C:
2,000	4.500%, 8/01/30 – NPFG Insured	No Opt. Call	AA–	2,057,120
510	5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	526,060

1,000	RNR School Financing Authority, Community Facilities District No. 92-1 County of Kern, California, Subordinate Special Tax Refunding Bonds, Series 2015A, 5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,196,810

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	515,191
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	AA–	566,470

1,000	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,151,050

935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	AA–	522,908

3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	4,221,545

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/17 at 101.00	N/R	1,020,060

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,823,814

1,050	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	1,150,643

1,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 The Fountains, Refunding Series 2016, 5.000%, 9/01/38	9/26 at 100.00	N/R	1,965,084

1,100	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,246,520

500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	584,375

230	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	224,653

1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 16.497%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A+	3,713,150

	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,516,999
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	AA–	2,501,562

1,250	Sacramento County, California, Special Tax Bonds, Community Facilities District 2005-2 North Vineyard Station 1, Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	1,479,225

2,385	Sacramento County, California, Special Tax Bonds, Community Facilities District 2014-2 North Vineyard Station 2, Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	2,723,598

NUVEEN	35

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$335	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	$345,506

428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/16 at 100.00	N/R	420,694

460	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	523,066

550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	623,359

4,160	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/46	9/25 at 100.00	N/R	4,804,883

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,123,800

3,750	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	AA–	4,654,425

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	AA–	1,242,180

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A–	1,472,187

3,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2016B, 5.000%, 8/01/43 – NPFG Insured	8/26 at 100.00	AA–	3,705,540

405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	459,047

1,000	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/34	9/26 at 100.00	N/R	1,166,350

100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	11/16 at 100.00	AA–	101,496

360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	11/16 at 100.00	AA–	361,332

165	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006B, 4.500%, 8/01/35 – RAAI Insured	11/16 at 100.00	AA	165,535

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
500	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	519,865
1,000	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA–	1,023,250
320	4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	328,384

4,025	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB+	4,077,124

500	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 2012B, 5.000%, 9/01/32 – AGM Insured	9/22 at 100.00	BBB	578,290

1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 – AGM Insured	9/24 at 100.00	AA	1,230,730

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	$317,910

	Saugus/Hart School Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2016:
1,245	5.000%, 9/01/41	3/26 at 100.00	N/R	1,473,607
1,000	5.000%, 9/01/46	3/26 at 100.00	N/R	1,180,570

500	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	501,595

1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,084,740

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	11/16 at 100.00	AA–	305,037
235	5.250%, 9/01/34 – FGIC Insured	11/16 at 100.00	AA–	235,021

1,655	Stockton Public Financing Authority, California, Revenue Bonds, Stockton Redevelopment Project, Series 2006A, 5.250%, 9/01/31 – RAAI Insured	9/16 at 100.00	AA	1,658,558

2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	2,602,575

5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	5,739,500

	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,881,149
500	5.500%, 9/01/33	9/22 at 100.00	N/R	569,345

2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	2,220,720

2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,276,240

1,000	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	3/17 at 100.00	N/R	1,004,250

	Temecula Valley Unified School District Financing Authority, Riverside County, California, Special Tax Revenue Bonds, Series 2015:
500	5.000%, 9/01/34 – BAM Insured	No Opt. Call	AA	596,875
2,825	5.000%, 9/01/40 – BAM Insured	No Opt. Call	AA	3,336,720

400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	9/24 at 100.00	N/R	414,404

1,000	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.375%, 4/01/35	No Opt. Call	AA	1,068,840

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	A–	652,011

605	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/37	9/25 at 100.00	BBB+	714,463

NUVEEN	37

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$900	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	$1,054,998

650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	817,330

500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A+	634,405

2,000	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/37	3/25 at 100.00	N/R	2,293,300

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/16 at 101.00	N/R	508,755

700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	770,777

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	2,000,960

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	BBB–	2,005,300

50	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BB	52,810

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	771,233

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	376,845
785	5.250%, 9/01/45	9/25 at 100.00	N/R	837,336

3,705	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,217,179

2,805	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	3,198,934

1,470	Western Riverside Water and Wastewater Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/44	9/26 at 100.00	BBB+	1,770,292

500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	604,930

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27 (7)	1/17 at 102.00	N/R	173,919

470	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	488,819

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	3/17 at 100.00	N/R	136,512
402,160	Total Tax Obligation/Limited			416,378,915

	Transportation – 9.5%

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
985	5.000%, 10/01/34	10/26 at 100.00	BBB+	1,210,161
445	5.000%, 10/01/35	10/26 at 100.00	BBB+	544,938
7,065	5.000%, 10/01/36	10/26 at 100.00	BBB+	8,616,403
5,355	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,520,248

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	$3,642,660

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
6,255	0.000%, 1/15/33	No Opt. Call	BBB–	3,468,085
3,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	1,663,680

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	2,590,000
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,041,090
1,030	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,234,125

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	913,914
1,000	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	1,214,410

33,890	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2016A, 5.000%, 5/15/42 (Alternative Minimum Tax) (UB)	5/26 at 100.00	AA–	41,085,186

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	11/16 at 100.00	N/R	35,047
40	5.550%, 7/01/28 (Alternative Minimum Tax)	11/16 at 100.00	N/R	40,055

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	11/16 at 100.00	N/R	250,523
355	6.500%, 7/01/27 (Alternative Minimum Tax)	11/16 at 100.00	N/R	355,770

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust 2015-XF1032, 15.661%, 5/01/44 (IF) (5)	5/24 at 100.00	A+	2,262,995

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
5,000	5.250%, 1/15/44	1/25 at 100.00	BB+	5,645,550
2,000	5.250%, 1/15/49	1/25 at 100.00	BB+	2,258,220

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
7,250	5.000%, 1/15/44	1/25 at 100.00	BBB–	8,462,273
1,650	5.000%, 1/15/50	1/25 at 100.00	BBB–	1,915,188

50	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	AA–	30,669

1,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2014C, 5.000%, 3/01/31	3/24 at 100.00	A2	1,219,650

1,000	San Jose, California, Airport Revenue Bonds, Series 2007B, 5.000%, 3/01/33 – AMBAC Insured	3/17 at 100.00	A2	1,021,110
89,465	Total Transportation			98,241,950

	U.S. Guaranteed – 3.3% (8)

935	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	Ba3 (8)	1,106,283

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 16.219%, 4/01/34 (Pre-refunded 4/01/19) (IF)	4/19 at 100.00	AA (8)	1,631,936

NUVEEN	39

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (8) (continued)

$360	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (8)	$372,546

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (8)	612,005
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (8)	1,289,194

415	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (8)	423,043

	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A:
2,090	5.150%, 7/01/30 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (8)	2,169,190
1,500	5.250%, 7/01/42 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (8)	1,558,080

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (8)	1,284,540

1,400	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (8)	1,721,244

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 17.316%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (8)	1,263,040

3,350	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (8)	3,485,976

3,605	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (8)	3,638,094

	Guam Government, General Obligation Bonds, 2009 Series A:
1,000	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (8)	1,188,530
1,500	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (8)	1,794,645

500	Guam Government, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (8)	527,990

1,115	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A, 8.375%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (8)	1,288,026

955	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (8)	1,127,435

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (8)	1,634,217

1,000	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 (Pre-refunded 10/24/16) – AMBAC Insured	10/16 at 102.00	AA– (8)	1,024,160

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36 (Pre-refunded 10/21/16)	10/16 at 100.00	BB+ (8)	65,092

1,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (8)	1,675,635

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (8) (continued)

$500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (8)	$584,550

250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (8)	317,032

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (8)	101,335

	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004:
135	4.250%, 9/01/25 (Pre-refunded 11/03/16) – FGIC Insured	11/16 at 100.00	AA– (8)	134,721
420	5.000%, 9/01/28 (Pre-refunded 11/03/16) – FGIC Insured	11/16 at 100.00	AA– (8)	420,055
1,935	5.000%, 9/01/36 (Pre-refunded 11/03/16) – FGIC Insured	11/16 at 100.00	AA– (8)	1,935,155
30,785	Total U.S. Guaranteed			34,373,749

	Utilities – 1.9%

	Guam Power Authority, Revenue Bonds, Series 2014A:
500	5.000%, 10/01/39	10/24 at 100.00	AA	594,185
2,000	5.000%, 10/01/44	10/24 at 100.00	AA	2,365,460

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
25	5.500%, 11/15/28	No Opt. Call	A	32,877
325	5.000%, 11/15/29	No Opt. Call	A	413,787
2,500	5.500%, 11/15/37	No Opt. Call	A	3,432,050

700	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.850%, 11/15/26	No Opt. Call	A	666,652

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
1,790	5.000%, 7/01/42 (UB) (5)	1/26 at 100.00	Aa2	2,222,697
2,240	5.000%, 7/01/45 (UB) (5)	1/26 at 100.00	Aa2	2,775,046

50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	74,605

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,492,090

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	3,730,225

	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	A	1,264,830
720	5.000%, 11/01/33	No Opt. Call	A	931,255
15,350	Total Utilities			19,995,759

	Water and Sewer – 4.7%

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,700	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,919,453
4,110	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,628,723

NUVEEN	41

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
$2,000	5.000%, 7/01/37	No Opt. Call	Baa3	$2,057,180
6,250	5.000%, 11/21/45	No Opt. Call	Baa3	6,428,687

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	507,785

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25	7/20 at 100.00	A–	1,109,760
1,000	5.500%, 7/01/30	7/20 at 100.00	A–	1,111,690

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A–	581,765
4,125	5.500%, 7/01/43	7/23 at 100.00	A–	4,821,548

3,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	4,105,150

1,250	Loma Linda, California, Water Revenue Bonds, Series 2016, 3.000%, 7/01/36 (WI/DD, Settling 9/14/16)	7/26 at 100.00	N/R	1,204,600

10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46 (UB)	1/26 at 100.00	AA+	12,379,100

2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 19.914%, 7/01/44 (IF) (5)	7/24 at 100.00	AA+	4,172,500

1,500	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	1,855,005

1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A	1,581,275
40,685	Total Water and Sewer			48,464,221
$1,071,186	Total Municipal Bonds (cost $962,975,024)			1,059,327,221

Shares	Description (1)			Value

	COMMON STOCKS – 0.3%

	Industrials – 0.3%

94,060	American Airlines Group Inc. (9)			$3,414,378
	Total Common Stocks (cost $2,851,418)			3,414,378
	Total Long-Term Investments (cost $965,826,442)			1,062,741,599
	Floating Rate Obligations – (8.0)%			(82,950,000)
	Other Assets Less Liabilities – 5.5%			57,253,865
	Net Assets – 100%			$1,037,045,464

42	NUVEEN

Investments in Derivatives as of August 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	$38,000,000	Receive	3-Month USD -LIBOR-ICE	1.592%	Quarterly	9/19/17	N/A	9/19/28	$11,084	$(95,286)
JPMorgan Chase Bank, N.A.	16,000,000	Receive	USD-BMA	2.420	Quarterly	10/17/16	11/17/16	10/17/45	—	(3,937,525)
	$54,000,000								$11,084	$(4,032,811)
*	LCH.Clearnet Ltd is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.

(7)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not Applicable

USD-BMA	United States Dollar-Bond Market Association

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	43

Nuveen California Municipal Bond Fund

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.6%

	MUNICIPAL BONDS – 97.6%

	Consumer Staples – 6.2%

$1,995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/16 at 100.00	Baa1	$2,014,391

8,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	11/16 at 100.00	CCC	8,000,240

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
2,480	5.600%, 6/01/36	12/18 at 100.00	B3	2,521,366
3,500	5.650%, 6/01/41	12/18 at 100.00	B2	3,558,345
5,000	5.700%, 6/01/46	12/18 at 100.00	B2	5,083,500

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
170	4.250%, 6/01/21	11/16 at 100.00	BBB+	170,077
2,315	5.125%, 6/01/38	11/16 at 100.00	B–	2,315,232

34,725	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	35,067,041

8,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	8,217,280

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,835	5.375%, 6/01/38	11/16 at 100.00	B–	9,834,410
3,105	5.500%, 6/01/45	11/16 at 100.00	B–	3,105,217

3,700	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	11/16 at 100.00	BB+	3,700,296
82,825	Total Consumer Staples			83,587,395

	Education and Civic Organizations – 5.9%

5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	6,002,900

3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	4,812,788

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A2	1,137,780

3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,638,310

12,535	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45	11/23 at 100.00	Aa2	13,735,477

	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016:
250	5.000%, 2/01/30	2/26 at 100.00	A+	315,548
250	5.000%, 2/01/31	2/26 at 100.00	A+	314,078

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	B+	$1,706,190

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,330,886

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
915	6.750%, 10/01/28	10/18 at 100.00	N/R	958,151
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,575,225

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A:
1,000	5.000%, 10/01/18	No Opt. Call	Baa1	1,046,010
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	536,830

825	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22	No Opt. Call	N/R	899,671

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,326,013

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	A–	1,744,410

410	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	N/R	432,037

285	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/36	6/25 at 100.00	N/R	305,930

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,364,380
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,788,895

500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	573,730

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	11/16 at 100.00	A+	1,039,347

	California State University, Systemwide Revenue Bonds, Series 2015A:
2,650	5.000%, 11/01/35	11/25 at 100.00	Aa2	3,325,379
2,970	5.000%, 11/01/38	11/25 at 100.00	Aa2	3,704,332

	California State University, Systemwide Revenue Bonds, Series 2016A:
5,000	5.000%, 11/01/30	5/26 at 100.00	Aa2	6,434,150
5,210	5.000%, 11/01/33	5/26 at 100.00	Aa2	6,608,937
3,445	5.000%, 11/01/41	5/26 at 100.00	Aa2	4,297,741

1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	2,021,827

1,000	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	1,002,000

1,115	San Diego County, California, Limited Revenue Obligations, Sanford Burnham Prebys Medical Discovery Institute, Series 2015A, 5.000%, 11/01/28	11/25 at 100.00	A3	1,406,093
67,450	Total Education and Civic Organizations			79,385,045

NUVEEN	45

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 11.2%

$430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	$519,608

20,890	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	25,929,504

	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A:
9,650	5.000%, 11/15/41	11/25 at 100.00	AA–	11,890,247
5,000	5.000%, 11/15/46	11/25 at 100.00	AA–	6,137,350

2,025	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	AA	2,425,687

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	556,310

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	1,082,770

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,396,090

455	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/32	11/25 at 100.00	Aa3	568,800

1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,147,260

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,177,700

3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	4,678,435

830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	988,082

905	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	1,108,209

1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	2,170,253

6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	Aa3	7,024,320

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA	218,050

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,394,620

2,010	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	A–	2,221,331

4,655	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	5,393,097

4,550	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB+	5,288,465

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
$1,305	5.000%, 3/01/35	3/26 at 100.00	A	$1,604,771
1,000	5.000%, 3/01/45	3/26 at 100.00	A	1,206,950

	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
100	5.000%, 8/15/46	8/26 at 100.00	A+	122,554
235	5.000%, 8/15/51	8/26 at 100.00	A+	287,001

6,500	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	7,581,275

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,079,220

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	8/18 at 100.00	AA–	136,286
500	5.500%, 8/15/23	8/18 at 100.00	AA–	546,750

2,235	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/30 (4)	11/16 at 100.00	CCC	2,235,089

3,260	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (4)	11/16 at 100.00	CCC	3,260,130

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 1.213%, 4/01/36	4/17 at 100.00	AA–	2,606,820

8,225	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,992,146

1,100	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,194,842

500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	543,110

3,000	Kaweah Delta Health Care District, California, Revenue Bonds, Series 2015B, 5.000%, 6/01/40	6/25 at 100.00	A3	3,553,680

	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011:
2,015	5.250%, 1/01/27	1/21 at 100.00	BBB	2,314,832
3,705	5.250%, 1/01/35	1/21 at 100.00	BBB	4,176,869
2,500	5.250%, 1/01/42	1/21 at 100.00	BBB	2,811,775

1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BB	1,496,455

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,708,975

7,600	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	8,493,456

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,901,225

3,040	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	3,576,682
129,350	Total Health Care			149,747,081

NUVEEN	47

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 1.2%

$1,450	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$1,657,887

1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,820,697

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,192,610

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
170	5.250%, 8/15/39	8/24 at 100.00	BBB	201,113
455	5.250%, 8/15/49	8/24 at 100.00	BBB	534,712

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	4,184,974

1,800	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	2,067,786

1,695	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/17 at 100.00	N/R	1,698,221

1,235	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/16 at 100.00	N/R	1,236,494

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,004,760
14,565	Total Housing/Multifamily			15,599,254

	Long-Term Care – 0.7%

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	3,285,330

1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA–	1,530,676

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	AA–	2,275,200

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	AA–	595,073

750	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	751,762

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,147,880
8,585	Total Long-Term Care			9,585,921

	Tax Obligation/General – 24.4%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	815,290

4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	AA–	5,185,480

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,250	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42	5/40 at 100.00	Aa2	$3,690,645

3,565	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/29 – AGM Insured	8/26 at 100.00	AA	4,548,762

	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
1,265	5.000%, 8/01/31	8/24 at 100.00	AA–	1,584,665
6,780	5.000%, 8/01/32	8/24 at 100.00	AA–	8,476,153
1,205	5.000%, 8/01/33	8/24 at 100.00	AA–	1,501,394

	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
5,275	5.000%, 8/01/31	2/25 at 100.00	AA–	6,559,832
5,000	5.000%, 8/01/32	2/25 at 100.00	AA–	6,195,900
28,370	5.000%, 8/01/33	2/25 at 100.00	AA–	35,031,276

	California State, General Obligation Bonds, Various Purpose Series 2009:
600	5.625%, 4/01/26	4/19 at 100.00	AA–	675,024
5,000	5.500%, 11/01/34	11/19 at 100.00	AA–	5,723,150
4,060	6.000%, 11/01/39	11/19 at 100.00	AA–	4,715,325

	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	5.250%, 3/01/30	3/20 at 100.00	AA–	5,725,400
10,000	5.500%, 3/01/40	3/20 at 100.00	AA–	11,495,500
4,000	5.250%, 11/01/40	11/20 at 100.00	AA–	4,668,840

2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	2,405,920

	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	No Opt. Call	AA–	7,022,917
1,430	5.000%, 2/01/43	No Opt. Call	AA–	1,708,021

	California State, General Obligation Bonds, Various Purpose Series 2014:
15,000	5.000%, 10/01/37	10/24 at 100.00	AA–	18,506,850
2,470	5.000%, 5/01/44	5/24 at 100.00	AA–	3,003,989

	California State, General Obligation Bonds, Various Purpose Series 2015:
5,545	5.000%, 3/01/33	3/25 at 100.00	AA–	6,858,943
3,000	5.000%, 3/01/45	3/25 at 100.00	AA–	3,697,650
3,000	5.000%, 8/01/45	8/25 at 100.00	AA–	3,728,850

3,000	Coast Community College District, Orange County, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/33	8/25 at 100.00	Aa1	3,773,460

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	1,115,760

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	AA	688,595

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	545,000

18,500	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	3,792,315

4,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa2	4,970,920

NUVEEN	49

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
$11,200	0.000%, 8/01/40	No Opt. Call	Aa3	$3,700,592
19,700	0.000%, 8/01/41	8/22 at 34.18	Aa3	6,115,668

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	AA–	401,293
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	443,994

460	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A, 6.250%, 8/01/20 – NPFG Insured	No Opt. Call	AA–	519,837

30	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	33,927

	Los Angeles Community College District, California, General Obligation Bonds, Refunding Series 2015A:
3,235	5.000%, 8/01/28	No Opt. Call	AA+	4,088,425
34,230	5.000%, 8/01/30	8/24 at 100.00	AA+	42,937,770
6,000	5.000%, 8/01/31	8/24 at 100.00	AA+	7,495,980

12,500	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2016A, 5.000%, 7/01/24	No Opt. Call	AAA	16,084,250

150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	7/19 at 100.00	Aa2	168,176

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	124,033

10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41	8/21 at 24.49	Aaa	2,313,100

	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 8/01/30	8/26 at 100.00	AAA	6,389,650
5,000	5.000%, 8/01/31	8/26 at 100.00	AAA	6,358,600

9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	9,442,266

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA	1,262,634

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	AA–	873,357

13,835	Rio Hondo Community College District, California, General Obligation Bonds, Election of 2004, Series 2010C, 0.000%, 8/01/42	8/34 at 100.00	AA	15,349,517

3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 0.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	3,412,000

1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured	8/28 at 100.00	AA	1,314,420

1,000	San Lorenzo Unified School District, Alameda County, California, General Obligation Bonds, Election of 2008 Series 2011B, 6.000%, 8/01/41	No Opt. Call	A+	1,213,920

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,086,320

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	South San Francisco Unified School District, San Mateo County, California, General Obligation Bond Anticipation Notes, Measure J, Series 2015B, 5.000%, 9/01/40	9/25 at 100.00	Aa1	$2,453,160

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
500	6.375%, 8/01/25	8/19 at 100.00	Baa3	569,120
1,005	6.500%, 8/01/26	8/19 at 100.00	Baa3	1,145,650

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,210,120

645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	Aa3	802,038

2,365	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/01/34	8/25 at 100.00	AA+	2,911,362

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	AA–	1,489,037

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	880,634

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA–	369,510

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,782,360

	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 8/01/30	8/25 at 100.00	Aa2	6,312,550
4,000	5.000%, 8/01/32	No Opt. Call	Aa2	5,012,600
320,275	Total Tax Obligation/General			326,479,696

	Tax Obligation/Limited – 22.1%

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	1,147,100

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,152,180

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	11/16 at 100.00	N/R	1,655,033

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/16 at 100.00	AA	2,258,617

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,158,256
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,050,600

2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34	8/21 at 36.61	AA–	888,431

2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	1,277,425

1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	11/16 at 100.00	AA	1,967,409

2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	2,426,720

NUVEEN	51

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	$1,128,710

	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
5,120	5.000%, 10/01/32	10/24 at 100.00	A+	6,312,653
2,600	5.000%, 10/01/33	10/24 at 100.00	A+	3,194,698
3,820	5.000%, 10/01/34	10/24 at 100.00	A+	4,677,743
2,000	5.000%, 10/01/39	10/24 at 100.00	A+	2,430,760

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A+	1,205,680

2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	2,862,325

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,346,200

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	3,523,950

765	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	842,923

	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	BBB+	2,360,161
2,165	5.500%, 9/01/29	9/23 at 100.00	BBB+	2,650,804
1,520	5.500%, 9/01/30	9/23 at 100.00	BBB+	1,860,343

660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	710,530

1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,528,312

1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,351,595

1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,808,610

35,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	42,667,100

1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	1,747,927

	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/25	No Opt. Call	A	1,210,470
8,770	5.000%, 11/15/27	11/25 at 100.00	A	10,379,558
7,610	5.000%, 11/15/30	11/25 at 100.00	A	8,860,171

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB	2,077,490

1,660	Highland, California, Special Tax Bonds, Community Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	A–	1,858,436

1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	1,172,360

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$625	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	$714,825

430	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	438,192

170	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	N/R	173,341

740	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 06-1, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	862,107

1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,251,909

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	575,775
750	5.000%, 9/01/44	9/24 at 100.00	N/R	860,768

790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	No Opt. Call	N/R	888,086

2,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	2,300,400

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,226,290
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	2,139,707

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Area Sheriff’s Facilities Projects, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	11/16 at 100.00	A	1,876,825

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Fire Protection Facilities Project, Refunding Series 2004:
800	5.250%, 12/01/17 – SYNCORA GTY Insured	11/16 at 100.00	A	803,024
1,120	5.000%, 12/01/23 – SYNCORA GTY Insured	11/16 at 100.00	A	1,124,088

215	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	247,573

1,200	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/16 – AMBAC Insured	No Opt. Call	A1	1,200,000

	Los Angeles County Redevelopment Refunding Authority, California, Tax Allocation Revenue Bonds, Long Beach Redevelopment Agency Successor Agency Project Areas, Refunding Series 2015A:
5,965	5.000%, 8/01/33	8/25 at 100.00	AA–	7,326,750
5,810	5.000%, 8/01/34	8/25 at 100.00	AA–	7,120,504
7,420	5.000%, 8/01/35	8/25 at 100.00	AA–	9,060,117

330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	11/16 at 100.00	AA–	331,521

NUVEEN	53

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
$435	5.000%, 9/01/23	No Opt. Call	N/R	$532,249
760	5.000%, 9/01/33 – BAM Insured	9/25 at 100.00	AA	917,723
1,600	5.000%, 9/01/35 – BAM Insured	9/25 at 100.00	AA	1,922,016
115	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	137,633

415	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	9/16 at 103.00	N/R	434,970

1,505	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB–	1,765,546

	Murrieta Valley Unified School District, California, Special Tax Bonds, Community Facilities District 2006-1 Improvement Area B, Series 2013A:
1,450	5.750%, 9/01/38	3/17 at 103.00	N/R	1,512,843
1,500	5.875%, 9/01/43	3/17 at 103.00	N/R	1,565,760

	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24	8/21 at 100.00	A	781,669
5,455	7.000%, 8/01/32	8/21 at 100.00	A	6,867,900

1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36	3/20 at 100.00	A+	1,164,490

4,055	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	4,926,906

	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	3,915,730
3,215	5.000%, 9/01/36 – AGM Insured	9/25 at 100.00	AA	3,859,190

260	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	309,917

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/16 at 102.00	CCC+	2,523,275

430	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	485,612

	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,690	5.250%, 9/01/30	9/23 at 100.00	N/R	3,045,995
2,410	5.750%, 9/01/39	9/23 at 100.00	N/R	2,739,808

	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA	1,957,200
2,800	5.000%, 9/01/31	9/24 at 100.00	AA	3,408,916
2,400	5.000%, 9/01/32	9/24 at 100.00	AA	2,912,064

1,100	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/16 at 100.00	N/R	1,123,749

1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,285,517

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E:
$2,950	6.250%, 10/01/30	10/20 at 100.00	A–	$3,482,711
480	6.500%, 10/01/40	10/20 at 100.00	A–	576,763

100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	123,499

6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39	6/23 at 100.00	AA+	7,989,091

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	1,197,690
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,189,720
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,186,180

1,455	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	1,587,754

425	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	460,781

200	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	231,744

450	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	505,710

1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA	2,253,079

5,255	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA	6,103,630

3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,980,935

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D:
1,900	5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB+	1,974,043
645	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	669,833
540	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	560,282

2,990	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/19 – FGIC Insured	11/16 at 100.00	AA–	3,001,123

350	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	11/16 at 100.00	AA–	351,295

590	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	613,329

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B:
1,085	6.375%, 8/01/21	8/18 at 100.00	BBB+	1,190,180
480	6.500%, 8/01/23	8/18 at 100.00	BBB+	524,213

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA–	2,597,018

3,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26	2/21 at 100.00	A	4,231,745

NUVEEN	55

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,665	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	$1,670,311

180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	215,687

205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	N/R	205,642

1,015	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	BBB+	1,271,389

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	A–	1,511,748

	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
500	5.000%, 9/01/35	9/25 at 100.00	BBB+	592,660
395	5.000%, 9/01/37	9/25 at 100.00	BBB+	466,467

	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
50	5.000%, 9/01/40	9/25 at 100.00	N/R	58,799
100	5.000%, 9/01/45	9/25 at 100.00	N/R	117,222

1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A+	1,271,869

240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A+	297,478

25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	11/16 at 100.00	AA–	25,033

	Vista, California, Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, Vista Redevelopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	AA–	9,234,684
7,920	6.125%, 9/01/37	9/21 at 100.00	AA–	9,671,033

1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45	11/21 at 100.00	A	1,863,184

320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	393,213

1,615	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	1,679,665
255,535	Total Tax Obligation/Limited			295,498,192

	Transportation – 4.3%

560	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 5.000%, 10/01/37	10/26 at 100.00	BBB+	681,856

3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,623,847

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
8,335	5.750%, 1/15/46	1/24 at 100.00	BBB–	9,986,830
8,415	6.000%, 1/15/53	1/24 at 100.00	BBB–	10,203,440

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$4,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	$4,593,880

	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,244,000
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,451,952

3,715	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/32 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,508,673

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
250	5.000%, 5/15/32	5/25 at 100.00	AA	312,135
600	5.000%, 5/15/33	5/25 at 100.00	AA	745,854
1,305	5.000%, 5/15/35	5/25 at 100.00	AA	1,615,159
355	5.000%, 5/15/41	5/25 at 100.00	AA	435,241

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	11/16 at 100.00	N/R	285,379
170	5.550%, 7/01/28 (Alternative Minimum Tax)	11/16 at 100.00	N/R	170,235

	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
3,500	5.750%, 6/01/44	6/23 at 100.00	BBB–	4,175,955
8,250	5.750%, 6/01/48	6/23 at 100.00	BBB–	9,837,712

1,080	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA	1,329,113
48,385	Total Transportation			58,201,261

	U.S. Guaranteed – 10.1% (5)

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A:
1,810	7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Ba3 (5)	2,253,124
2,000	7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	Ba3 (5)	2,511,400

3,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (5)	3,284,430

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	A3 (5)	1,083,650

1,830	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (Pre-refunded 11/15/16)	11/16 at 100.00	AA– (5)	1,847,074

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (5)	1,224,010

695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	799,792

	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33 (Pre-refunded 9/01/22)	9/22 at 100.00	Aaa	3,691,560
4,000	5.000%, 9/01/34 (Pre-refunded 9/01/22)	9/22 at 100.00	Aaa	4,922,080

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	1,390,262

2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33 (Pre-refunded 6/01/21)	6/21 at 100.00	AA– (5)	2,478,820

NUVEEN	57

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$6,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (5)	$6,763,835

410	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase II CHF-Irvine, LLC, Series 2008, 5.500%, 5/15/26 (Pre-refunded 5/15/18)	5/18 at 100.00	Aaa	444,309

2,155	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (5)	2,392,136

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20 (Pre-refunded 10/01/17)	10/17 at 100.00	AA– (5)	524,500
400	5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA– (5)	419,600

2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	2,364,383

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (5)	978,804

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 52.75	AA+ (5)	869,635

365	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (5)	397,638

3,500	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2008C, 5.250%, 6/01/32 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (5)	3,783,920

1,500	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	A (5)	1,519,080

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.500%, 8/01/31 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa3 (5)	1,084,130

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A:
1,000	8.375%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,155,180
3,205	8.875%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	3,734,178

285	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	336,460

3,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (5)	3,361,661

470	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	536,359

735	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (5)	788,251

2,080	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	2,368,538

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (5)	906,076

3,355	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (5)	3,747,837

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$4,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2011, 0.000%, 9/01/38 (Pre-refunded 9/01/21) – AGM Insured	9/21 at 27.77	AA (5)	$1,052,160

1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	1,294,065

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (5)	630,512
480	5.750%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (5)	535,656
500	6.250%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (5)	563,560

1,265	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (5)	1,407,958

5,285	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	5,675,350

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa2 (5)	2,304,020

525	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.375%, 8/01/32 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (5)	611,888

1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	1,489,569

	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	101,427
105	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	133,123

7,500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	7,485,900

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	1,592,606

1,000	Santa Barbara Community College District, California, General Obligation Bonds, Election 2008 Series 2008A, 5.250%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (5)	1,089,420

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (5)	4,718,475

	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Project Area, Series 2009A:
1,860	6.625%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	A+ (5)	2,189,518
2,805	7.000%, 9/01/36 (Pre-refunded 9/01/19)	9/19 at 100.00	A+ (5)	3,333,125

8,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa3 (5)	9,298,745

300	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 4.500%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	300,000

2,000	Tustin, California, Special Tax Bonds, Community Facilities District 07-1 Tustin Legacy-Retail Center, Series 2007, 6.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	2,107,760

NUVEEN	59

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	University of California, General Revenue Bonds, Series 2009O:
$925	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	$1,040,255
1,620	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	1,821,852
3,145	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA (5)	3,536,867

1,555	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (5)	1,750,666

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
10,710	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (5)	12,576,110
2,395	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (5)	2,774,847
124,790	Total U.S. Guaranteed			135,378,146

	Utilities – 4.0%

1,995	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	12/16 at 100.00	N/R	1,995,838

1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	Aa2	2,416,340

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A:
4,225	5.000%, 7/01/35	1/26 at 100.00	Aa2	5,282,813
1,750	5.000%, 7/01/36	1/26 at 100.00	Aa2	2,181,410
2,500	5.000%, 7/01/37	1/26 at 100.00	Aa2	3,111,500
4,220	5.000%, 7/01/38	1/26 at 100.00	Aa2	5,244,152
4,500	5.000%, 7/01/40	1/26 at 100.00	Aa2	5,579,190
3,495	5.000%, 7/01/46	1/26 at 100.00	Aa2	4,326,495

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
3,330	5.000%, 7/01/30	1/26 at 100.00	Aa2	4,254,808
7,055	5.000%, 7/01/31	1/26 at 100.00	Aa2	8,972,549
2,080	5.000%, 7/01/32	1/26 at 100.00	Aa2	2,631,075
2,330	5.000%, 7/01/33	1/26 at 100.00	Aa2	2,935,940
4,165	5.000%, 7/01/34	1/26 at 100.00	Aa2	5,227,950
43,630	Total Utilities			54,160,060

	Water and Sewer – 7.5%

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,000	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,645,450
5,060	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,698,623

2,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	2,057,180

355	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/16 at 100.00	AA	356,388

870	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	11/16 at 100.00	AA–	871,714

5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	7,049,727

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA+	$1,831,425

9,140	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/42	1/26 at 100.00	AA+	11,349,412

10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	12,252,900

	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	6,312,900
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	6,289,850

1,665	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	No Opt. Call	AA+	1,876,505

2,600	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	3,159,702

6,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	7,450,680

	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2016A:
10,390	5.000%, 7/01/33	1/26 at 100.00	AAA	13,132,544
500	5.000%, 7/01/35	1/26 at 100.00	AAA	627,120

1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA	1,129,150

1,770	Pomona Public Financing Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+	1,818,427

1,845	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 5/15/38	5/26 at 100.00	AA+	2,307,006

	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A:
2,515	5.000%, 6/01/34	12/25 at 100.00	Aa1	3,158,865
4,510	5.000%, 6/01/41	12/25 at 100.00	Aa1	5,608,501
82,415	Total Water and Sewer			99,984,069
$1,177,805	Total Long-Term Investments (cost $1,187,015,826)			1,307,606,120
	Other Assets Less Liabilities – 2.4%			31,633,211
	Net Assets – 100%			$1,339,239,331

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

NUVEEN	61

Statement of

Assets and Liabilities	August 31, 2016 (Unaudited)

	California High Yield	California
Assets
Long-term investments, at value (cost $965,826,442 and $1,187,015,826, respectively)	$1,062,741,599	$1,307,606,120
Cash	42,098,182	—
Cash collateral at brokers(1)	2,491,918	—
Receivable for:
Interest	13,904,748	14,532,228
Investments sold	12,735,798	19,847,482
Shares sold	7,929,719	4,748,588
Variation margin on swap contracts	11,084	—
Other assets	116,671	75,965
Total assets	1,142,029,719	1,346,810,383
Liabilities
Cash overdraft	—	3,701,092
Floating rate obligations	82,950,000	—
Unrealized depreciation on interest rate swaps	3,937,525	—
Payable for:
Dividends	445,569	745,559
Investments purchased	15,107,959	—
Shares redeemed	1,699,193	2,110,263
Accrued expenses:
Management fees	461,692	538,577
Trustees fees	19,638	80,117
12b-1 distribution and service fees	173,189	188,839
Other	189,490	206,605
Total liabilities	104,984,255	7,571,052
Net assets	$1,037,045,464	$1,339,239,331
Class A Shares
Net assets	$501,478,619	$452,366,586
Shares outstanding	49,605,519	38,892,339
Net asset value (“NAV”) per share	$10.11	$11.63
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$10.55	$12.14
Class C Shares
Net assets	$70,428,141	$92,549,147
Shares outstanding	6,973,379	7,990,162
NAV and offering price per share	$10.10	$11.58
Class C2 Shares
Net assets	$48,310,112	$56,642,531
Shares outstanding	4,785,689	4,883,532
NAV and offering price per share	$10.09	$11.60
Class I Shares
Net assets	$416,828,592	$737,681,067
Shares outstanding	41,281,590	63,417,235
NAV and offering price per share	$10.10	$11.63
Net assets consist of:
Capital paid-in	$959,448,585	$1,230,033,535
Undistributed (Over-distribution of) net investment income	82,426	(24,589)
Accumulated net realized gain (loss)	(15,367,893)	(11,359,909)
Net unrealized appreciation (depreciation)	92,882,346	120,590,294
Net assets	$1,037,045,464	$1,339,239,331
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

62	NUVEEN

Statement of

Operations	Six Months Ended August 31, 2016 (Unaudited)

	California High Yield	California
Investment Income	$21,257,817	$23,930,679
Expenses
Management fees	2,487,140	2,993,116
12b-1 service fees – Class A Shares	449,607	429,145
12b-1 distribution and service fees – Class C Shares	298,279	354,134
12b-1 distribution and service fees – Class C2 Shares	185,720	214,988
Shareholder servicing agent fees	157,428	194,131
Interest expense	251,006	—
Custodian fees	75,188	72,534
Trustees fees	11,508	15,298
Professional fees	29,893	35,686
Shareholder reporting expenses	26,399	30,282
Federal and state registration fees	41,384	25,186
Other	114,808	30,448
Total expenses	4,128,360	4,394,948
Net investment income (loss)	17,129,457	19,535,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,412,314	286,662
Swaps	(4,512,907)	—
Change in net unrealized appreciation (depreciation) of:
Investments	38,437,449	33,368,150
Swaps	1,692,562	—
Net realized and unrealized gain (loss)	37,029,418	33,654,812
Net increase (decrease) in net assets from operations	$54,158,875	$53,190,543

See accompanying notes to financial statements.

NUVEEN	63

Statement of

Changes in Net Assets	(Unaudited)

	California High Yield		California
	Six Months Ended 8/31/16	Year Ended 2/29/16	Six Months Ended 8/31/16	Year Ended 2/29/16
Operations
Net investment income (loss)	$17,129,457	$28,234,132	$19,535,731	$34,675,930
Net realized gain (loss) from:
Investments	1,412,314	682,477	286,662	(595,007)
Swaps	(4,512,907)	(4,049,185)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	38,437,449	13,588,607	33,368,150	17,575,000
Swaps	1,692,562	(1,453,413)	—	—
Net increase (decrease) in net assets from operations	54,158,875	37,002,618	53,190,543	51,655,923
Distributions to Shareholders
From net investment income:
Class A Shares	(8,678,105)	(13,782,480)	(7,021,357)	(12,779,558)
Class C Shares	(919,443)	(1,170,101)	(864,252)	(846,590)
Class C2 Shares	(830,304)	(1,873,640)	(782,325)	(1,800,064)
Class I Shares	(7,473,941)	(11,026,533)	(11,696,193)	(20,412,416)
Decrease in net assets from distributions to shareholders	(17,901,793)	(27,852,754)	(20,364,127)	(35,838,628)
Fund Share Transactions
Proceeds from sale of shares	300,962,338	384,605,491	297,233,813	434,428,097
Proceeds from shares issued to shareholders due to reinvestment of distributions	15,260,402	22,642,054	15,872,087	27,111,758
	316,222,740	407,247,545	313,105,900	461,539,855
Cost of shares redeemed	(99,507,851)	(235,318,163)	(128,297,860)	(180,508,254)
Net increase (decrease) in net assets from Fund share transactions	216,714,889	171,929,382	184,808,040	281,031,601
Net increase (decrease) in net assets	252,971,971	181,079,246	217,634,456	296,848,896
Net assets at the beginning of period	784,073,493	602,994,247	1,121,604,875	824,755,979
Net assets at the end of period	$1,037,045,464	$784,073,493	$1,339,239,331	$1,121,604,875
Undistributed (Over-distribution of) net investment income at the end of period	$82,426	$854,762	$(24,589)	$803,807

See accompanying notes to financial statements.

64	NUVEEN

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NUVEEN	65

Financial

Highlights (Unaudited)

California High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2017(h)	$9.70	$0.19	$0.42	$0.61	$(0.20)	$—	$(0.20)	$10.11
2016	9.59	0.42	0.10	0.52	(0.41)	—	(0.41)	9.70
2015	8.74	0.42	0.85	1.27	(0.42)	—	(0.42)	9.59
2014	9.25	0.44	(0.52)	(0.08)	(0.43)	—	(0.43)	8.74
2013	8.52	0.46	0.77	1.23	(0.50)	—	(0.50)	9.25
2012	7.36	0.53	1.14	1.67	(0.51)	—	(0.51)	8.52
Class C (02/14)
2017(h)	9.69	0.14	0.43	0.57	(0.16)	—	(0.16)	10.10
2016	9.58	0.34	0.10	0.44	(0.33)	—	(0.33)	9.69
2015	8.73	0.34	0.86	1.20	(0.35)	—	(0.35)	9.58
2014(f)	8.59	0.01	0.15	0.16	(0.02)	—	(0.02)	8.73
Class C2 (03/06)(g)
2017(h)	9.69	0.16	0.41	0.57	(0.17)	—	(0.17)	10.09
2016	9.57	0.37	0.11	0.48	(0.36)	—	(0.36)	9.69
2015	8.73	0.37	0.85	1.22	(0.38)	—	(0.38)	9.57
2014	9.24	0.39	(0.52)	(0.13)	(0.38)	—	(0.38)	8.73
2013	8.52	0.41	0.76	1.17	(0.45)	—	(0.45)	9.24
2012	7.36	0.49	1.14	1.63	(0.47)	—	(0.47)	8.52
Class I (03/06)
2017(h)	9.69	0.20	0.41	0.61	(0.20)	—	(0.20)	10.10
2016	9.57	0.43	0.12	0.55	(0.43)	—	(0.43)	9.69
2015	8.72	0.44	0.85	1.29	(0.44)	—	(0.44)	9.57
2014	9.24	0.46	(0.54)	(0.08)	(0.44)	—	(0.44)	8.72
2013	8.51	0.48	0.77	1.25	(0.52)	—	(0.52)	9.24
2012	7.35	0.55	1.14	1.69	(0.53)	—	(0.53)	8.51

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.28%	$501,479	0.88	%*	0.83	%*	3.69	%*	0.88	%*	0.83	%*	3.69	%*	2%
5.59	384,498	0.85		0.85		4.36		0.85		0.85		4.36		9
14.83	294,922	0.85		0.85		4.56		0.85		0.85		4.56		10
(0.69)	173,753	0.87		0.87		5.09		0.87		0.87		5.09		36
14.77	186,683	0.89		0.89		5.11		0.87		0.87		5.13		7
23.45	70,416	0.89		0.89		6.77		0.88		0.88		6.77		19

5.87	70,428	1.68	*	1.63	*	2.88	*	1.68	*	1.63	*	2.88	*	2
4.75	48,447	1.65		1.65		3.52		1.65		1.65		3.52		9
13.96	21,791	1.64		1.64		3.65		1.64		1.64		3.65		10
1.85	249	1.75	*	1.75	*	3.30	*	1.75	*	1.75	*	3.30	*	36

5.89	48,310	1.44	*	1.39	*	3.16	*	1.44	*	1.39	*	3.16	*	2
5.12	49,296	1.41		1.41		3.84		1.41		1.41		3.84		9
14.14	52,873	1.40		1.40		4.05		1.40		1.40		4.05		10
(1.25)	55,083	1.43		1.43		4.58		1.43		1.43		4.58		36
14.06	61,358	1.44		1.44		4.59		1.42		1.42		4.61		7
22.84	32,156	1.44		1.44		6.17		1.43		1.43		6.17		19

6.38	416,829	0.68	*	0.63	*	3.90	*	0.68	*	0.63	*	3.90	*	2
5.91	301,832	0.65		0.65		4.56		0.65		0.65		4.56		9
15.08	233,408	0.65		0.65		4.75		0.65		0.65		4.75		10
(0.60)	97,202	0.67		0.67		5.32		0.67		0.67		5.32		36
15.02	96,940	0.69		0.69		5.37		0.67		0.67		5.39		7
23.76	53,736	0.69		0.69		6.97		0.68		0.68		6.97		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended August 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (Unaudited) (continued)

California

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017(g)	$11.32	$0.18	$0.32	$0.50	$(0.19)	$—	$(0.19)	$11.63
2016	11.17	0.40	0.17	0.57	(0.42)	—	(0.42)	11.32
2015	10.55	0.44	0.62	1.06	(0.44)	—	(0.44)	11.17
2014	10.97	0.44	(0.42)	0.02	(0.44)	—	(0.44)	10.55
2013	10.54	0.45	0.44	0.89	(0.46)	—	(0.46)	10.97
2012	9.46	0.48	1.07	1.55	(0.47)	—	(0.47)	10.54
Class C (02/14)
2017(g)	11.27	0.13	0.32	0.45	(0.14)	—	(0.14)	11.58
2016	11.13	0.31	0.16	0.47	(0.33)	—	(0.33)	11.27
2015	10.52	0.35	0.61	0.96	(0.35)	—	(0.35)	11.13
2014(e)	10.41	0.01	0.12	0.13	(0.02)	—	(0.02)	10.52
Class C2 (09/94)(f)
2017(g)	11.29	0.15	0.32	0.47	(0.16)	—	(0.16)	11.60
2016	11.14	0.34	0.16	0.50	(0.35)	—	(0.35)	11.29
2015	10.52	0.38	0.62	1.00	(0.38)	—	(0.38)	11.14
2014	10.94	0.38	(0.42)	(0.04)	(0.38)	—	(0.38)	10.52
2013	10.50	0.39	0.45	0.84	(0.40)	—	(0.40)	10.94
2012	9.43	0.42	1.07	1.49	(0.42)	—	(0.42)	10.50
Class I (07/86)
2017(g)	11.32	0.19	0.32	0.51	(0.20)	—	(0.20)	11.63
2016	11.17	0.42	0.17	0.59	(0.44)	—	(0.44)	11.32
2015	10.55	0.47	0.61	1.08	(0.46)	—	(0.46)	11.17
2014	10.96	0.46	(0.41)	0.05	(0.46)	—	(0.46)	10.55
2013	10.52	0.47	0.44	0.91	(0.47)	—	(0.47)	10.96
2012	9.45	0.50	1.06	1.56	(0.49)	—	(0.49)	10.52

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.45%	$452,367	0.75	%*	0.75	%*	3.11	%*	4%
5.21	381,175	0.76		0.76		3.60		22
10.20	304,490	0.78		0.78		4.07		14
0.29	268,136	0.80		0.80		4.24		41
8.57	274,043	0.80		0.80		4.14		13
16.79	142,844	0.82		0.82		4.82		20

4.04	92,549	1.55	*	1.55	*	2.28	*	4
4.29	49,383	1.56		1.56		2.76		22
9.26	16,841	1.57		1.57		3.15		14
1.24	309	1.62	*	1.62	*	2.93	*	41

4.16	56,643	1.30	*	1.30	*	2.58	*	4
4.60	56,346	1.31		1.31		3.06		22
9.61	59,361	1.33		1.33		3.54		14
(0.28)	62,495	1.34		1.34		3.68		41
8.09	73,860	1.35		1.35		3.58		13
16.10	40,317	1.37		1.37		4.25		20

4.53	737,681	0.55	*	0.55	*	3.32	*	4
5.38	634,702	0.56		0.56		3.80		22
10.38	444,064	0.58		0.58		4.28		14
0.55	313,773	0.59		0.59		4.43		41
8.86	366,603	0.60		0.60		4.34		13
16.91	158,186	0.62		0.62		5.02		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended August 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	69

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”) and Nuveen California Municipal Bond Fund (“California”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of predecessor trusts prior to that date.

The end of the reporting period for the Funds is August 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2016 (the “current fiscal period”).

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. California High Yield’s secondary objective is total return, when consistent with the Fund’s primary objective.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	California High Yield	California
Outstanding when-issued/delayed delivery purchase commitments	$12,868,668	$—

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

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Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

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Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,059,327,221	$—	$1,059,327,221
Common Stocks	3,414,378	—	—	3,414,378
Investments in Derivatives:
Interest Rate Swaps**	—	(4,032,811)	—	(4,032,811)
Total	$3,414,378	$1,055,294,410	$—	$1,058,708,788

California
Long-Term Investments*:
Municipal Bonds	$—	$1,307,606,120	$—	$1,307,606,120
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

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dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

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Notes to Financial Statements (Unaudited) (continued)

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	California High Yield	California
Floating rate obligations: self-deposited Inverse Floaters	$82,950,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	104,315,000	—
Total	$187,265,000	$—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	California High Yield	California
Average floating rate obligations outstanding	$51,228,641	$—
Average annual interest rate and fees	0.97%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	California High Yield	California
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$38,090,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	101,315,000	—
Total	$139,405,000	$—

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Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, California High Yield continued to invest in interest rate swap contracts to reduce the duration of its portfolio and to limit its vulnerability to rising interest rates.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

California High Yield
Average notional amount of interest rate swap contracts outstanding*	$52,733,333
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

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Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all swap contracts held by California High Yield as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**	$(95,286)
Interest rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(3,937,525)
Total			$—		$(4,032,811)
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the Fund’s swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized Depreciation on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Gross Amounts Not Offset on the Statements of Assets and Liabilities		Net Exposure
						Financial Instruments****	Collateral Pledged to (from) Counterparty
California High Yield	JPMorgan Chase Bank, N.A.	$—	$(3,937,525)	$—	$(3,937,525)	$922,464	$2,818,872	$(196,189)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) From Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
California High Yield	Interest Rate	Swaps	$(4,512,907)	$1,692,562

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 8/31/16		Year Ended 2/29/16
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,808,954	$147,889,031	20,508,997	$195,548,904
Class C	2,478,697	24,698,274	3,171,592	30,226,618
Class C2	15,648	154,693	34,469	328,146
Class I	12,919,122	128,220,340	16,609,331	158,501,823
Shares issued to shareholders due to reinvestment of distributions:
Class A	786,594	7,866,432	1,288,898	12,288,040
Class C	78,661	786,219	97,426	928,772
Class C2	66,768	665,955	160,798	1,529,068
Class I	594,586	5,941,796	829,033	7,896,174
	31,749,030	316,222,740	42,700,544	407,247,545
Shares redeemed:
Class A	(5,618,702)	(56,236,100)	(12,928,828)	(122,951,620)
Class C	(581,284)	(5,799,917)	(546,337)	(5,210,572)
Class C2	(384,405)	(3,824,725)	(629,815)	(5,985,819)
Class I	(3,380,510)	(33,647,109)	(10,666,974)	(101,170,152)
	(9,964,901)	(99,507,851)	(24,771,954)	(235,318,163)
Net increase (decrease)	21,784,129	$216,714,889	17,928,590	$171,929,382

	Six Months Ended 8/31/16		Year Ended 2/29/16
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,052,479	$104,262,190	11,565,609	$128,646,371
Class C	3,957,223	45,449,334	3,114,504	34,598,429
Class C2	15,853	181,991	59,642	661,060
Class I	12,783,442	147,340,298	24,332,358	270,522,237
Shares issued to shareholders due to reinvestment of distributions:
Class A	538,194	6,215,980	997,748	11,098,140
Class C	63,910	735,754	62,321	691,662
Class C2	46,305	532,934	107,249	1,189,069
Class I	726,504	8,387,419	1,270,529	14,132,887
	27,183,910	313,105,900	41,509,960	461,539,855
Shares redeemed:
Class A	(4,376,990)	(50,586,286)	(6,139,814)	(68,349,631)
Class C	(412,162)	(4,734,434)	(309,266)	(3,420,070)
Class C2	(171,265)	(1,972,459)	(504,647)	(5,606,130)
Class I	(6,179,613)	(71,004,681)	(9,282,980)	(103,132,423)
	(11,140,030)	(128,297,860)	(16,236,707)	(180,508,254)
Net increase (decrease)	16,043,880	$184,808,040	25,273,253	$281,031,601

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	California High Yield	California
Purchases	$277,872,826	$221,648,564
Sales and maturities	22,554,759	43,979,758

NUVEEN	77

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	California High Yield	California
Cost of investments	$881,895,958	$1,186,264,028
Gross unrealized:
Appreciation	$100,558,657	$121,470,093
Depreciation	(2,663,785)	(128,001)
Net unrealized appreciation (depreciation) of investments	$97,894,872	$121,342,092

Permanent differences, primarily due to treatment of notional principal contracts, expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 29, 2016, the Funds’ last tax year end, as follows:

	California High Yield	California
Capital paid-in	$(320,899)	$—
Undistributed (Over-distribution of) net investment income	(134,686)	(41,609)
Accumulated net realized gain (loss)	455,585	41,609

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2016, the Funds’ last tax year end, were as follows:

	California High Yield	California
Undistributed net tax-exempt income[1]	$2,235,717	$3,407,779
Undistributed net ordinary income[2]	28,592	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2016, through February 29, 2016, and paid on March 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 29, 2016, was designated for purposes of the dividends paid deduction as follows:

	California High Yield	California
Distributions from net tax-exempt income	$26,735,222	$35,178,698
Distributions from net ordinary income[2]	580,572	16,786
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

78	NUVEEN

As of February 29, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	California High Yield	California[3]
Expiration:
February 28, 2017	$3,792,828	$3,555,020
February 28, 2018	2,097,482	4,974,035
Not subject to expiration	6,019,742	3,092,600
Total	$11,910,052	$11,621,655
[3]	A portion of California’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of February 29, 2016, the Funds’ last tax year end, $320,899 of California High Yield’s capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	California High Yield	California
For the first $125 million	0.4000%	0.3500%
For the next $125 million	0.3875	0.3375
For the next $250 million	0.3750	0.3250
For the next $500 million	0.3625	0.3125
For the next $1 billion	0.3500	0.3000
For the next $3 billion	N/A	0.2750
For net assets over $2 billion	0.3250	N/A
For net assets over $5 billion	N/A	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2016, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
California High Yield	0.1607%
California	0.1632

NUVEEN	79

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Permanent Expense Cap
California High Yield	1.00%
California	0.75

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	California High Yield	California
Purchases	$19,624,474	$4,881,300
Sales	—	1,615,500

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California
Sales charges collected	$837,386	$840,570
Paid to financial intermediaries	744,827	753,050

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California
Commission advances	$519,265	$762,207

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California
12b-1 fees retained	$173,573	$244,502

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	California High Yield	California
CDSC retained	$13,606	$43,301

80	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

$2.5 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes California High Yield. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including California, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Share Classes and Sales Charges

Effective November 1, 2016, Class A Share purchases of $250,000 (previously $1 million) or more for each Fund will be sold at NAV without an up-front sales charge but may still be subject to a CDSC if redeemed within eighteen months of purchase.

$96.7 Million Committed Line of Credit

On October 14, 2016, California High Yield, along with certain of the Participating Funds (the “Subset of Participating Funds”), have established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $2.5 billion standby credit facility noted previously in Note 8 – Borrowings Arrangements, $2.5 billion Committed Line of Credit. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $2.5 billion standby credit facility at any one time. This standby credit facility expires in October 2017 unless extended or renewed.

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

NUVEEN	81

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm* KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

*   On February 4, 2016, the Board of Trustees of the Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds, replacing PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), effective March 1, 2016.

PricewaterhouseCoopers’ report on the Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund as of February 29, 2016 and February 28, 2015 and for the two years then ended contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods mentioned above for the Funds and for the period from the end of the most recently completed fiscal year through April 27, 2016 (the date of issuance of the Funds’ February 29, 2016 financial statements, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

82	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	83

Glossary of Terms Used in this Report (continued)

S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ (S&P) and/or Ba1 (Moody’s) or lower. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	85

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

86	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the California High Yield Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund’s performance had been favorable.

For Nuveen California Municipal Bond Fund (the “California Bond Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided; and differences in the states reflected in the Peer Universe or Peer Group can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

NUVEEN	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board noted that the California Bond Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the California High Yield Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

88	NUVEEN

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

NUVEEN	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

90	NUVEEN

Notes

NUVEEN	91

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-CA-0816D        19877-INV-B-10/17

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report August 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to adjust to the idea of a slower Chinese economy. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the November presidential election in the U.S. followed by key elections across Europe next year, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 24, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2016.

Since 2011, Michael has managed the Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund, and Scott has managed the Nuveen New York Municipal Bond Fund.

How did the Funds perform during the six-month reporting period ended August 31, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and since-inception periods ended August 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark index and corresponding Lipper classification average. During the reporting period, the Nuveen Massachusetts, New Jersey and New York Funds outperformed the S&P Municipal Bond Index, while the Connecticut Fund lagged this performance measure. All four Funds outperformed their respective Lipper classification averages.

What strategies were used to manage the Funds during the six-month reporting period, and how did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Connecticut Municipal Bond Fund

The Nuveen Connecticut Municipal Bond Fund lagged the S&P Municipal Bond Index for the six-month reporting period.

The Fund’s duration positioning contributed to relative performance. Because our duration was longer than that of the index, meaning it was more sensitive to changes in interest rates, the Fund benefited to a greater extent as rates fell, especially on the long end

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

of the yield curve, where we were overweight. In addition, an underweighting in bonds with durations of six years and shorter contributed to results.

Our credit quality positioning was another positive performance factor. As investors searched for yield in the low rate environment, they favored weaker quality bonds offering higher income. Accordingly, the Fund’s overweighting in bonds with lower investment grade credit ratings added value, as did having less exposure to high quality debt.

On a sector basis, the Fund benefited from a large underweighting in state general obligation (GO) bonds, which are widely represented in the Connecticut municipal bond marketplace, but we tend to de-emphasize in our portfolio. Given the relatively high quality nature of these bonds, they lagged the index, adding to the Fund’s results in relative terms. Other positive sector exposures for the Fund during the reporting period included overweightings in the health care and utilities sectors.

In contrast, the Fund had negative results from its exposure to tax-supported debt, most notably a position in uninsured gross tax receipt bonds of the U.S. Virgin Islands. We eliminated this position from the Fund during the reporting period, avoiding a continued decline, as investors grew concerned about potential credit risk for the U.S. territory.

The Fund received a consistent amount of investment inflows along with a typical level of bond calls. Accordingly, much of our management focus involved putting these assets to work. To the extent possible in this relatively small and uniform state municipal bond marketplace, we took advantage of opportunities to add Connecticut issues with maturity dates of 20 years and longer. This focus helped to keep the Fund’s duration generally consistent throughout the reporting period. Our purchases during the reporting period included health care, higher education, state and local GO, and water/sewer sector bonds.

During the reporting period, we exited our position in Puerto Rico tobacco-securitization bonds. Our remaining exposure to bonds affiliated with Puerto Rico at the end of the reporting period consisted of insured and advance refunded securities.

Nuveen Massachusetts Municipal Bond Fund

The Nuveen Massachusetts Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2016.

Duration and yield curve positioning contributed to the outperformance. We were overweight in bonds with durations of eight years and longer while underweight in bonds with durations up to six years. Both stances helped results, given that longer dated bonds outperformed shorter-maturity issues for the reporting period. In addition, the Fund was well positioned among bonds with durations of less than two years, with some of our short-call hospital bonds performing particularly well.

The Fund’s credit quality also benefitted performance. Our overweighting in bonds with credit ratings of A and below especially helped, as investors’ search for income boosted the performance of lower quality debt. Our corresponding underweighting in bonds with ratings of AAA and AA, the two highest credit tiers, also contributed, as these categories lagged the index.

The Fund benefited from its sector allocation with limited exposure to the tax-supported bond category, which did not keep pace with the overall market. The Fund also saw good results with its exposure to higher education debt, especially bonds issued by Northeastern University and Simmons College, highlighted by credits of the WGBH Educational Foundation and the Sterling and Francine Clark Art Institute.

On the negative side, the Fund experienced disappointing results in the dedicated-tax category, especially from our holding in tax-exempt U.S. Virgin Island bonds. U.S. Territorial bonds may offer triple exemption (i.e. exemption from most federal, state and local taxes). These bonds, which we sold early in the reporting period, struggled as investors worried about potential credit challenges for the island in the wake of Puerto Rico’s continued financial difficulties. At the end of the reporting period, we continued to have a minor allocation to Virgin Islands debt. We also had a small position in insured bonds affiliated with Puerto Rico, following our sale of an uninsured Puerto Rico issue.

6	NUVEEN

When making new bond purchases during this reporting period, we were active across multiple sectors of the Massachusetts municipal bond market. Our acquisitions, funded with the proceeds of investment inflows and bond calls, included health care, water and sewer, higher education and local general obligation (GO) debt. Many of these purchases were higher rated, while we also added bonds with an A credit rating, as these offered a better risk/reward trade-off than lower rated bonds.

These purchases primarily focused on bonds with maturities of 18 years and longer, allowing us to keep the Fund’s duration sufficiently long to achieve our management objectives. At the same time, we were also adding some bonds with short maturities, including a number of issues with maturities ranging from six months to one year. The rationale for this positioning reflected an environment of unattractive bond yields. We saw the potential for improved yields down the road and therefore were willing to keep a portion of the Fund’s assets in short-dated investments that could be reinvested amid potentially more favorable conditions in the future.

Nuveen New Jersey Municipal Bond Fund

The Nuveen New Jersey Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2016.

Municipal bonds, both in New Jersey and nationally, enjoyed a favorable backdrop during the reporting period. Interest rates dropped while the yield curve continued to flatten, meaning that rates on long-term bonds declined more than those on shorter-term bonds. In this environment, duration and yield curve positioning helped drive the Fund’s relative outperformance. As rates fell, the portfolio’s longer duration, meaning sensitivity to changes in interest rates, proved helpful. In particular, our elevated exposure to longer-dated issues added value, given their stronger results compared with shorter bonds.

Our credit quality positioning also added value. We continued to overweight lower rated bonds, particularly those bonds rated A and below, which made up almost half of the portfolio. Investors’ search for income in a low rate environment continued to boost demand for higher yielding bonds and investors have been willing to take on more and more credit risk in exchange for yield. Within the A rating credit tier, our outperforming holdings included bonds backed directly by New Jersey, which gained ground during this reporting period as the state took steps to address its financial challenges.

On a sector basis, the Fund had good results in the health care, higher education and transportation categories. The Fund benefited from its allocation to tollroad bonds, which benefited from the tailwind of lower gas prices and a growing economy. The Fund also experienced strong results from New Jersey tobacco bonds, whose prices rose in conjunction with strong demand and perceived improvements in credit quality.

The Fund’s relative performance was held back by exposure to advance refunded bonds. Because of these issues’ very short maturities and high credit quality, which were not favorable characteristics during this reporting period, these bonds failed to keep pace with the index.

With interest rates historically low, we sought to balance our desire to manage the risk of rising rates with our interest in adding longer dated bonds that we believed were attractive long-term holdings for the Fund. In New Jersey, which is characterized by limited diversity of issuers, we were often willing to tolerate the potential for short-term performance volatility to add bonds we thought would make for valuable portfolio additions.

During the reporting period, our purchase activity emphasized newly issued bonds and, to a lesser extent, securities available on the secondary market. We financed these purchases primarily through new shareholder investments in the Fund, as well as from customary bond calls.

One management focus was to de-emphasize state-backed bonds in the portfolio, in recognition of New Jersey’s credit challenges and the dominance of its debt in the state’s municipal marketplace. Accordingly, when we had proceeds available to invest, we avoided adding new state-backed positions and looked instead for other ways to gain exposure to New Jersey credit. We invested in state university bonds, as their tuition payments provide a measure of financial security beyond state tax collections. We also added student loan and housing authority bonds, backed by loan and mortgage payments, respectively.

NUVEEN	7

Portfolio Managers’ Comments (continued)

We were not active bond sellers during this reporting period. We did, however, occasionally sell holdings when we saw opportunities to receive favorable prices, providing us with additional proceeds we were able to put to work in bonds we believed provided equal or better total return potential.

The Fund had limited exposure to the debt of U.S. territories during this reporting period. In Puerto Rico, which continued to deal with significant financial challenges, we owned bonds we believed offered limited credit risk, including one insured position and a second issue that was advance refunded. Meanwhile, we lacked any exposure to the bonds of the U.S. Virgin Islands and had a small position in Guam debt. Bonds from U.S. Territorial bonds, may offer triple exemption (i.e. exemption from most federal, state and local taxes).

Nuveen New York Municipal Bond Fund

During the six-month reporting period, the Nuveen New York Municipal Bond Fund outperformed the S&P Municipal Bond Index. Duration and yield curve positioning were contributors to the Fund’s outperformance. Interest rates fell across most of the yield curve, with short dated issues the exception during the reporting period. The decline was greatest for longer bonds and our overweighting in these securities helped results. Our underweighting in short dated bonds also contributed, given those securities’ weaker returns.

The Fund’s credit quality positioning also boosted results. With interest rates low, investors continued to favor less creditworthy issues as a source of income. In turn, credit spreads continued to contract, meaning that investors were willing to accept less compensation in exchange for owning risky bonds. In this environment, lower rated issues generally outperformed their higher grade counterparts. The Fund was well positioned to benefit from this trend because we were overweight in lower quality credits and underweighted in higher rated bonds. Our below investment grade positions performed especially well, led by our holdings in the tobacco sector.

In managing the Fund, we regularly seek to emphasize bonds with lower investment grade credit ratings, applying our research capabilities to try to identify attractively priced securities relative to their credit risk. As spreads continued to narrow during the reporting period, however, it was becoming increasingly challenging to find lower rated debt meeting our valuation criteria.

Thus, when new shareholder inflows, bond calls and bond maturities provided us with proceeds requiring investment, our approach often centered on more highly rated securities. We saw AAA and AA rated bonds as placeholders that could be easily sold should attractive new lower rated opportunities emerge. Although this approach represented most of our investment activity during this reporting period, the New York municipal bond marketplace did provide more opportunities than usual to invest in bonds with lower and below investment grade credit ratings. These opportunities included bond issues for LaGuardia and JFK airports in New York City, as well as some lower rated health care bonds.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government’s financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.

In terms of Puerto Rico holdings, shareholders should note that the Nuveen Connecticut Municipal Bond Fund had 1.97%, Nuveen Massachusetts Municipal Bond Fund had 2.0%, Nuveen New Jersey Municipal Bond Fund had 1.53% and it should be noted that this remaining exposure is either pre-refunded or insured. The Nuveen New York Municipal Bond Fund had no exposure at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

8	NUVEEN

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016 (subsequent to the close of this reporting period), the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. Thus there is an increased risk that each Fund’s pricing service may change, or that the Funds’ current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

NUVEEN	9

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.
NUVEEN      11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.22%	6.64%	4.47%	4.36%
Class A Shares at maximum Offering Price	(1.14)%	2.15%	3.59%	3.91%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper Other States Municipal Debt Funds Classification Average	2.93%	6.06%	4.19%	3.88%
Class C2 Shares	2.95%	6.06%	3.90%	3.79%
Class I Shares	3.42%	6.95%	4.68%	4.58%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.84%	5.83%	4.90%
Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.27%	5.55%	4.13%	4.24%
Class A Shares at maximum Offering Price	(2.05)%	1.12%	3.24%	3.79%
Class C2 Shares	2.00%	4.97%	3.56%	3.67%
Class I Shares	2.38%	5.66%	4.32%	4.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.89%	4.65%	4.53%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%
Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	0.00%
12      NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.53%	6.83%	5.09%	4.58%
Class A Shares at maximum Offering Price	(0.82)%	2.37%	4.19%	4.13%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper Massachusetts Municipal Debt Funds Classification Average	3.00%	6.22%	4.45%	3.89%
Class C2 Shares	3.26%	6.26%	4.51%	4.01%
Class I Shares	3.62%	7.02%	5.28%	4.79%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.14%	6.02%	5.25%
Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.42%	5.77%	4.69%	4.46%
Class A Shares at maximum Offering Price	(1.87)%	1.36%	3.80%	4.01%
Class C2 Shares	2.15%	5.20%	4.11%	3.89%
Class I Shares	2.51%	5.96%	4.90%	4.67%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.03%	4.95%	4.85%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	0.52%
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.75%	9.35%	5.85%	5.03%
Class A Shares at maximum Offering Price	0.32%	4.79%	4.94%	4.59%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper New Jersey Municipal Debt Funds Classification Average	3.87%	7.88%	4.72%	3.99%
Class C2 Shares	4.50%	8.83%	5.28%	4.46%
Class I Shares	4.84%	9.55%	6.07%	5.24%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	4.28%	8.45%	5.87%
Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.24%	7.85%	5.40%	4.89%
Class A Shares at maximum Offering Price	(1.11)%	3.29%	4.51%	4.45%
Class C2 Shares	2.98%	7.32%	4.84%	4.32%
Class I Shares	3.33%	8.05%	5.62%	5.11%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.76%	6.96%	5.39%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.60%	1.36%	0.61%
Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	0.51%
14      NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.12%	7.69%	4.98%	4.71%
Class A Shares at maximum Offering Price	(0.26)%	3.18%	4.09%	4.27%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
S&P Municipal Bond New York Index	3.13%	6.69%	4.76%	4.79%
Lipper New York Municipal Debt Funds Classification Average	3.84%	7.29%	4.79%	4.12%
Class C2 Shares	3.75%	7.12%	4.40%	4.14%
Class I Shares	4.13%	7.91%	5.18%	4.92%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.62%	6.84%	5.87%
Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.90%	6.61%	4.61%	4.58%
Class A Shares at maximum Offering Price	(1.41)%	2.16%	3.71%	4.13%
Class C2 Shares	2.63%	5.95%	4.03%	4.01%
Class I Shares	3.01%	6.73%	4.80%	4.79%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.50%	5.68%	5.45%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016, subsequent to the reporting period) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%
Effective Leverage Ratio as of August 31, 2016

Effective Leverage Ratio	1.72%
NUVEEN      15

Yields as of August 31, 2016
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7-Management Fees and Other Transactions with Affiliates for further details on the investment adviser's most recent agreement with the fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.97%	2.34%	2.56%	3.30%
SEC 30-Day Yield	1.18%	0.43%	0.68%	1.42%
Taxable-Equivalent Yield (32.3)%[2]	1.74%	0.64%	1.00%	2.10%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.80%	2.14%	2.37%	3.10%
SEC 30-Day Yield - Subsidized	1.02%	0.28%	0.52%	1.27%
SEC 30-Day Yield - Unsubsidized	1.02%	0.28%	0.52%	1.27%
Taxable-Equivalent Yield - Subsidized (31.7)%[2]	1.49%	0.40%	0.76%	1.86%
Taxable-Equivalent Yield - Unsubsidized (31.7)%[2]	1.49%	0.40%	0.76%	1.86%
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.14%	2.49%	2.74%	3.47%
SEC 30-Day Yield	1.55%	0.82%	1.07%	1.82%
Taxable-Equivalent Yield (32.6)%[2]	2.30%	1.22%	1.59%	2.70%
16      NUVEEN

Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.17%	2.52%	2.78%	3.51%
SEC 30-Day Yield - Subsidized	1.41%	0.68%	0.93%	1.67%
SEC 30-Day Yield - Unsubsidized	1.41%	0.68%	0.93%	1.67%
Taxable-Equivalent Yield - Subsidized (32.8)%[2]	2.10%	1.01%	1.38%	2.49%
Taxable-Equivalent Yield - Unsubsidized (32.8)%[2]	2.10%	1.01%	1.38%	2.49%
[1]	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
[2]	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
NUVEEN      17

Holding
Summaries as of August 31, 2016
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Other Assets Less Liabilities	1.9%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	21.1%
Tax Obligation/General	16.9%
Education and Civic Organizations	16.0%
Water and Sewer	14.0%
U.S. Guaranteed	11.4%
Tax Obligation/Limited	10.0%
Utilities	9.1%
Other	1.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	14.6%
AA	54.0%
A	26.3%
BBB	1.8%
BB or Lower	1.3%
N/R (not rated)	2.0%
Total	100%
18      NUVEEN

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.0%
Other Assets Less Liabilities	4.0%
Net Assets	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	30.9%
Health Care	18.7%
Tax Obligation/Limited	10.8%
U.S. Guaranteed	9.6%
Transportation	8.9%
Water and Sewer	7.5%
Tax Obligation/General	7.1%
Other	6.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	15.9%
AA	47.6%
A	24.2%
BBB	7.3%
BB or Lower	1.8%
N/R (not rated)	3.2%
Total	100%
NUVEEN      19

Holding Summaries as of August 31, 2016 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.6%
Health Care	16.2%
Education and Civic Organizations	16.0%
Transportation	14.4%
Tax Obligation/General	9.4%
U.S. Guaranteed	7.0%
Other	17.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	8.6%
AA	45.0%
A	30.9%
BBB	9.7%
BB or Lower	4.9%
N/R (not rated)	0.9%
Total	100%
20      NUVEEN

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.5%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	101.0%
Floating Rate Obligations	(1.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.8%
Transportation	18.4%
Education and Civic Organizations	16.9%
Utilities	8.7%
U.S. Guaranteed	7.4%
Health Care	5.8%
Consumer Staples	5.5%
Tax Obligation/General	5.3%
Other	9.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	24.6%
AA	37.6%
A	15.4%
BBB	8.2%
BB or Lower	9.1%
N/R (not rated)	5.1%
Total	100%
NUVEEN      21

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2016.
The beginning of the period is March 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.20	$1,028.40	$1,029.50	$1,034.20
Expenses Incurred During the Period	$ 4.05	$ 8.08	$ 6.85	$ 3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.24	$1,018.45	$1,022.23
Expenses Incurred During the Period	$ 4.02	$ 8.03	$ 6.82	$ 3.01
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.58%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
22      NUVEEN

Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.30	$1,031.40	$1,032.60	$1,036.20
Expenses Incurred During the Period	$ 4.16	$ 8.19	$ 6.97	$ 3.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.14	$1,018.35	$1,022.13
Expenses Incurred During the Period	$ 4.13	$ 8.13	$ 6.92	$ 3.11
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.60%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.50	$1,042.80	$1,045.00	$1,048.40
Expenses Incurred During the Period	$ 4.13	$ 8.24	$ 6.96	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.14	$1,018.40	$1,022.18
Expenses Incurred During the Period	$ 4.08	$ 8.13	$ 6.87	$ 3.06
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,041.20	$1,036.20	$1,037.50	$1,041.30
Expenses Incurred During the Period	$ 3.96	$ 8.01	$ 6.78	$ 2.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.34	$1,018.55	$1,022.33
Expenses Incurred During the Period	$ 3.92	$ 7.93	$ 6.72	$ 2.91
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.56%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
NUVEEN      23

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Education and Civic Organizations – 15.7%
$ 210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	B	$ 210,313
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,180,680
500	5.000%, 7/01/32	7/22 at 100.00	A+	589,120
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	AA	990,998
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	413,836
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA-	2,034,060
1,185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,364,504
3,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/29 (WI/DD, Settling 9/13/16)	11/26 at 100.00	AA-	3,882,926
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
3,205	5.000%, 7/01/35	7/20 at 100.00	A-	3,621,939
1,000	5.000%, 7/01/40	7/20 at 100.00	A-	1,130,090
3,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	4,248,300
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,155,966
5,295	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	6,259,908
90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	AA-	96,190
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M:
240	5.000%, 7/01/34	7/26 at 100.00	A-	293,184
1,500	5.000%, 7/01/36	7/26 at 100.00	A-	1,817,790
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26	7/21 at 100.00	BBB+	1,146,000
2,500	5.625%, 7/01/41	7/21 at 100.00	BBB+	2,871,925
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA	1,473,006
1,750	5.000%, 7/01/27 – AGM Insured	7/22 at 100.00	AA	2,047,133
24      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Refunding Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	$ 1,506,526
2,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA-	2,068,732
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32	7/24 at 100.00	A	1,014,334
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	3,108,330
1,160	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, CHELSA Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa3	1,223,788
630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	707,729
40,865	Total Education and Civic Organizations			46,457,307
	Health Care – 20.7%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A	5,392,810
2,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	3,258,077
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
560	5.500%, 7/01/21 – RAAI Insured	11/16 at 100.00	AA	561,865
4,025	5.500%, 7/01/32 – RAAI Insured	11/16 at 100.00	AA	4,034,539
2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	11/16 at 100.00	AA	2,245,286
6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,806,141
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	No Opt. Call	A	586,275
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	7/17 at 100.00	AA	517,350
1,055	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	1,090,480
1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A-	1,742,564
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25	7/21 at 100.00	A3	565,414
500	5.000%, 7/01/27	7/21 at 100.00	A3	568,525
1,745	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,068,279
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	4,536,530
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	4,496,760
2,765	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	A	2,982,965
NUVEEN      25

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016 CT, 5.000%, 12/01/45	6/26 at 100.00	AA	$ 2,930,160
4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,753,091
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,269,160
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	Aa3	2,942,976
2,520	5.000%, 7/01/33	7/24 at 100.00	Aa3	3,079,868
830	5.000%, 7/01/34	7/24 at 100.00	Aa3	1,011,031
1,670	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,857,341
54,435	Total Health Care			61,297,487
	Long-Term Care – 1.4%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB-	1,184,414
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	BB	111,315
2,635	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA-	2,986,852
3,835	Total Long-Term Care			4,282,581
	Tax Obligation/General – 16.5%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	714,078
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,187,770
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,260,800
2,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	AA-	2,362,140
2,260	Connecticut State, General Obligation Bonds, Refunding Series 2016B, 5.000%, 5/15/27	5/26 at 100.00	AA-	2,856,301
	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA-	1,089,460
1,015	5.000%, 11/01/27	11/18 at 100.00	AA-	1,105,568
1,015	5.000%, 11/01/28	11/18 at 100.00	AA-	1,105,112
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA-	1,169,380
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	AA-	2,871,456
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	AA-	3,599,970
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	AA-	2,889,291
100	Greenwich, Connecticut, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/33	7/24 at 100.00	Aaa	114,734
	Hamden, Connecticut, General Obligation Bonds, Series 2016:
225	5.000%, 8/15/32 – BAM Insured	8/24 at 100.00	AA	268,034
500	5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	593,635
500	4.000%, 8/15/36 – BAM Insured	8/24 at 100.00	AA	538,820
26      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
$ 810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	$ 974,600
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	839,993
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	1,017,943
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	1,010,489
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	966,442
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,964,963
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	601,525
1,550	New Haven, Connecticut, General Obligation Bonds, Series 2016A, 5.000%, 8/15/35 – AGM Insured	8/26 at 100.00	AA	1,872,927
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	611,764
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34	12/22 at 100.00	AA	728,778
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	679,181
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	591,327
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	929,268
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	672,682
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	670,201
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	AA-	3,547,560
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,347,720
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA	1,533,478
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA	1,695,212
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA	2,058,857
41,145	Total Tax Obligation/General			49,041,459
	Tax Obligation/Limited – 9.8%
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A:
1,165	5.000%, 9/01/33	9/24 at 100.00	AA	1,425,086
1,625	5.000%, 9/01/34	9/24 at 100.00	AA	1,981,070
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2008A, 5.000%, 11/01/28	11/18 at 100.00	AA	5,434,850
2,500	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	3,074,575
1,390	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA	1,707,323
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	A	2,676,744
600	5.125%, 1/01/42	1/22 at 100.00	A	661,608
	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA-	1,095,860
1,000	5.000%, 2/15/28	2/19 at 100.00	AA-	1,095,860
NUVEEN      27

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	University of Connecticut, General Obligation Bonds, Series 2013A:
$ 2,290	5.000%, 8/15/20	No Opt. Call	AA-	$ 2,637,897
2,500	5.000%, 8/15/32	8/23 at 100.00	AA-	3,053,700
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA-	891,345
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	No Opt. Call	AA-	1,919,512
1,145	University of Connecticut, General Obligation Bonds, Series 2016A, 5.000%, 3/15/32	3/26 at 100.00	AA-	1,420,601
24,945	Total Tax Obligation/Limited			29,076,031
	U.S. Guaranteed – 11.2% (4)
1,135	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	AA (4)	1,246,457
375	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	11/16 at 100.00	Aaa	416,325
4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA- (4)	4,616,475
3,910	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	AA- (4)	4,219,828
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	409,777
965	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	1,001,101
3,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	4,058,845
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F:
2,000	5.000%, 7/01/28 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (4)	2,160,000
60	5.125%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (4)	64,937
1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	1,535,802
2,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24 (Pre-refunded 12/15/16)	12/16 at 100.00	AA- (4)	2,024,660
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Bonds, Series 2007A, 5.000%, 8/01/26 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	AA (4)	5,205,650
2,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (4)	2,547,358
1,395	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	1,578,512
1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,172,360
30,410	Total U.S. Guaranteed			33,258,087
	Utilities – 9.0%
5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	5,757,412
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	485,206
28      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Connecticut Municipal Electric Energy Cooperative, Transmission Services Revenue Bonds, Series 2012A:
$ 955	5.000%, 1/01/24	1/22 at 100.00	Aa3	$ 1,134,311
880	5.000%, 1/01/25	1/22 at 100.00	Aa3	1,041,251
3,400	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/16 at 100.00	Ba1	3,408,194
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,706,427
5,575	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/17 at 100.00	A-	5,611,684
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,188,370
4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002, 5.000%, 7/01/20 – NPFG Insured	No Opt. Call	AA-	4,268,800
25,020	Total Utilities			26,601,655
	Water and Sewer – 13.8%
5,000	Connecticut, State Revolving Fund General Revenue Bonds, Series 2013A, 5.000%, 3/01/25	3/23 at 100.00	AAA	6,107,100
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	614,770
1,000	5.000%, 8/15/32	8/24 at 100.00	AA	1,217,980
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	11/16 at 100.00	AA	60,217
2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A-	2,596,820
1,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,219,816
6,085	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A, 5.000%, 11/01/42	11/24 at 100.00	AA	7,362,181
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	AA	2,964,000
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,179,280
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39	8/24 at 100.00	AA-	1,207,132
1,055	5.000%, 8/01/44	8/24 at 100.00	AA-	1,256,705
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-Second Series 2016B:
1,375	4.000%, 8/01/35	8/26 at 100.00	AA-	1,561,601
1,245	4.000%, 8/01/36	8/26 at 100.00	AA-	1,408,107
935	5.000%, 8/01/37	8/26 at 100.00	AA-	1,158,624
790	5.000%, 8/01/38	8/26 at 100.00	AA-	978,154
230	5.000%, 8/01/39	8/26 at 100.00	AA-	283,404
5,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	AA-	5,984,966
NUVEEN      29

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38	8/22 at 100.00	AA-	$ 599,010
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 – FGIC Insured	8/22 at 100.00	AA-	2,421,260
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	613,765
34,305	Total Water and Sewer			40,794,892
$ 254,960	Total Long-Term Investments (cost $267,692,602)			290,809,499
	Other Assets Less Liabilities – 1.9%			5,633,772
	Net Assets – 100%			$ 296,443,271

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
30      NUVEEN

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.0%
	MUNICIPAL BONDS – 96.0%
	Education and Civic Organizations – 29.7%
$ 1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	$ 1,419,860
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016, 5.000%, 10/01/39	No Opt. Call	A	1,842,885
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,675,120
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA-	1,703,550
1,015	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	10/19 at 100.00	A1	1,160,287
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A+	845,318
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A+	5,938,200
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	3,245,640
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,087,810
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,497,100
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	3,474,600
2,865	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/39 (WI/DD, Settling 9/13/16)	7/26 at 100.00	A-	3,461,894
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
550	3.500%, 7/01/35	7/25 at 100.00	AA	591,586
235	5.000%, 7/01/37	7/25 at 100.00	AA	283,781
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A2	1,357,234
1,850	5.000%, 3/01/44	3/24 at 100.00	A2	2,220,499
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,896,533
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	No Opt. Call	BBB+	1,182,470
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,154,490
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	3,089,134
NUVEEN      31

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA-	$ 4,091,080
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	1,072,356
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Williams College, Series 2016Q, 5.000%, 7/01/46	7/26 at 100.00	AA+	3,095,900
215	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA-	223,873
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A1	2,777,256
545	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2016, 5.000%, 9/01/37	9/26 at 100.00	A1	668,682
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A+	3,094,686
	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2016:
2,360	4.000%, 1/01/38	7/26 at 100.00	A+	2,651,531
1,820	5.000%, 1/01/40	7/26 at 100.00	A+	2,210,900
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,500	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	2,797,950
1,915	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,118,392
930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	976,928
1,040	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	1,107,787
950	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,063,649
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (Alternative Minimum Tax)	1/25 at 100.00	AA	1,191,960
2,175	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/16	No Opt. Call	AAA	2,195,728
800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2016-XL0017, 12.490%, 12/15/34 (IF) (4)	12/19 at 100.00	AAA	1,132,816
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	7/19 at 100.00	AA	1,100,970
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,667,100
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	3,061,875
7,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2013-1, 5.000%, 11/01/39	11/22 at 100.00	Aa2	9,002,100
76,830	Total Education and Civic Organizations			90,431,510
	Health Care – 18.0%
5,000	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,056,200
32      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,660	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	A-	$ 1,993,295
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	2,781,347
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,747,200
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	A	3,430,808
500	5.000%, 10/01/30	10/21 at 100.00	A	568,135
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A-	1,100,871
1,000	5.000%, 7/01/32	7/25 at 100.00	A-	1,216,030
500	5.000%, 7/01/33	7/25 at 100.00	A-	605,790
2,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2016-I, 5.000%, 7/01/36	7/26 at 100.00	A-	2,418,900
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
1,300	5.000%, 8/15/35	8/25 at 100.00	A+	1,562,210
5,325	5.000%, 8/15/45	8/25 at 100.00	A+	6,328,443
1,320	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BBB-	1,572,305
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
1,250	4.000%, 7/01/41	7/26 at 100.00	AA	1,402,100
2,650	5.000%, 7/01/41	7/26 at 100.00	AA	3,237,240
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A3	1,170,140
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,282,524
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	666,433
2,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,325,624
2,575	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB	2,706,969
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA	1,128,110
1,420	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	1/17 at 100.00	AA	1,424,061
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB-	2,100,262
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB-	1,028,740
47,405	Total Health Care			54,853,737
NUVEEN      33

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.5%
$ 1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA	$ 1,636,295
3,030	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB-	3,074,571
4,565	Total Housing/Multifamily			4,710,866
	Long-Term Care – 2.5%
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	No Opt. Call	A-	668,618
240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A-	270,142
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB-	277,440
790	5.750%, 1/01/28	1/23 at 100.00	BBB-	908,776
1,000	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28	11/23 at 100.00	N/R	1,119,980
4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/16 at 101.00	N/R	4,268,319
7,050	Total Long-Term Care			7,513,275
	Tax Obligation/General – 6.8%
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	AAA	1,223,664
1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,976,100
1,005	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,174,996
2,250	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014A, 5.000%, 12/01/16	No Opt. Call	AA+	2,275,987
1,220	Massachusetts State, General Obligation Bonds, Consolidated Loan, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA+	1,490,974
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	AA+	3,649,410
1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,193,700
1,490	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,544,534
2,000	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	2,302,640
3,685	Springfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2007, 5.000%, 8/01/18 – AGM Insured	2/17 at 100.00	AA	3,751,993
120	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	2/17 at 100.00	AA-	120,502
18,565	Total Tax Obligation/General			20,704,500
	Tax Obligation/Limited – 10.4%
1,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,659,533
805	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	882,940
34      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	$ 1,223,675
2,545	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	3,027,405
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA+	3,043,425
	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B:
385	5.000%, 5/01/39	5/24 at 100.00	AA	462,162
1,890	5.000%, 5/01/44	5/24 at 100.00	AA	2,261,423
	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,496,825
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,422,056
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	AA	1,654,229
1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	1,363,283
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AA+	2,035,737
3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AA+	3,775,875
5	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	5,201
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	1,948,716
1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA-	1,282,188
800	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AAA	882,840
1,650	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	11/16 at 100.00	AA-	1,653,531
575	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	578,663
26,830	Total Tax Obligation/Limited			31,659,707
	Transportation – 8.5%
1,840	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	2,075,502
2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,294,000
3,000	Massachusetts Port Authority, Passenger Facility Charge Revenue Bonds, Refunding Series 2007D, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	3,111,330
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	No Opt. Call	AA	3,310,367
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AA	2,184,167
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	AA	1,737,303
2,000	5.000%, 7/01/45	7/25 at 100.00	AA	2,429,380
NUVEEN      35

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA-	$ 2,674,490
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	568,910
4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	4,071,747
840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	977,844
395	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	452,935
23,185	Total Transportation			25,887,975
	U.S. Guaranteed – 9.2% (5)
445	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	458,648
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C:
75	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (5)	81,029
1,805	5.000%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (5)	1,948,028
2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 (Pre-refunded 5/01/18) – AGC Insured	5/18 at 100.00	AA (5)	2,682,925
6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa3 (5)	6,624,660
1,000	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (5)	1,225,960
680	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA- (5)	710,355
500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Pre-refunded 5/01/19)	5/19 at 100.00	BBB (5)	566,280
315	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	341,271
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	AA- (5)	1,084,550
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	AA- (5)	343,035
350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008., 5.375%, 2/01/28 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA- (5)	381,752
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
500	5.000%, 2/01/25 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA- (5)	541,795
100	5.375%, 2/01/27 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA- (5)	109,072
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28 (Pre-refunded 8/15/17)	8/17 at 100.00	A+ (5)	2,090,540
36      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	Aa2 (5)	$ 3,277,620
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
1,400	5.000%, 8/15/22 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA+ (5)	1,459,780
995	5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	Aa2 (5)	1,037,487
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,165	5.250%, 8/01/17 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	1,215,188
100	5.000%, 8/01/27 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (5)	104,080
45	5.000%, 8/01/28 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (5)	46,836
130	5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (5)	135,304
155	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	Aa1 (5)	161,412
1,390	Massachusetts Water Resources Authority, General Revenue Refunding Bonds, Series 2006B, 5.000%, 8/01/22 (Pre-refunded 8/01/18) – AMBAC Insured	8/18 at 100.00	Aa1 (5)	1,505,064
25,945	Total U.S. Guaranteed			28,132,671
	Utilities – 2.2%
1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,629,371
2,060	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	2,099,840
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	11/16 at 100.00	AA-	2,903,915
6,395	Total Utilities			6,633,126
	Water and Sewer – 7.2%
1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	1,914,471
1,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Senior Lien Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	1,132,680
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,198,096
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,266,055
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	11/16 at 100.00	AAA	60,226
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Bonds Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,736,598
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
1,250	4.000%, 8/01/40	8/26 at 100.00	AA+	1,417,288
545	5.000%, 8/01/40	8/26 at 100.00	AA+	684,149
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,131,850
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,550	5.000%, 8/01/27	8/17 at 100.00	AA+	1,610,357
705	5.000%, 8/01/28	8/17 at 100.00	AA+	732,255
1,950	5.000%, 8/01/29	8/17 at 100.00	AA+	2,025,016
NUVEEN      37

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,345	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+	$ 2,439,011
1,500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	1,731,151
19,500	Total Water and Sewer			22,079,203
$ 256,270	Total Long-Term Investments (cost $267,382,009)			292,606,570
	Other Assets Less Liabilities – 4.0%			12,169,538
	Net Assets – 100%			$ 304,776,108

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
38      NUVEEN

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.4%
	MUNICIPAL BONDS – 101.4%
	Consumer Discretionary – 0.1%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 280	5.000%, 1/01/32	11/16 at 100.00	Caa1	$ 223,493
240	5.125%, 1/01/37	11/16 at 100.00	Caa1	187,589
520	Total Consumer Discretionary			411,082
	Consumer Staples – 3.6%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,775	4.500%, 6/01/23	6/17 at 100.00	Baa3	2,828,946
7,650	4.750%, 6/01/34	6/17 at 100.00	B-	7,501,131
1,850	5.000%, 6/01/41	6/17 at 100.00	B-	1,823,489
12,275	Total Consumer Staples			12,153,566
	Education and Civic Organizations – 16.2%
870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,108,606
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
770	5.000%, 7/01/38	7/23 at 100.00	AA-	899,683
1,015	5.000%, 7/01/43	7/23 at 100.00	AA-	1,180,374
590	New Jersey Educational Facilities Authority, Revenue and Refunding Bonds, Stockton University Issue, Series 2016 A, 5.000%, 7/01/41	7/26 at 100.00	A	699,203
	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F:
750	4.000%, 7/01/35 (WI/DD, Settling 9/29/16)	7/26 at 100.00	AA-	834,465
1,670	3.000%, 7/01/40 (WI/DD, Settling 9/29/16)	7/26 at 100.00	AA-	1,672,755
1,840	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA	2,066,081
1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,951,812
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	AA-	2,454,480
1,055	3.750%, 7/01/33	7/25 at 100.00	AA-	1,144,169
1,725	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,023,045
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	602,878
100	5.000%, 7/01/42	7/22 at 100.00	A	114,452
NUVEEN      39

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
$ 250	5.000%, 7/01/32	7/21 at 100.00	BBB	$ 278,883
230	5.000%, 7/01/37	7/21 at 100.00	BBB	253,702
500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	AA-	507,280
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	A-	1,471,727
740	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A-	864,631
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
220	3.000%, 7/01/37 (WI/DD, Settling 9/15/16)	7/26 at 100.00	A-	220,387
1,720	3.000%, 7/01/41 (WI/DD, Settling 9/15/16)	7/26 at 100.00	A-	1,719,948
2,070	3.000%, 7/01/46 (WI/DD, Settling 9/15/16)	7/26 at 100.00	A-	2,053,792
3,200	4.000%, 7/01/46 (WI/DD, Settling 9/15/16)	7/26 at 100.00	A-	3,503,872
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
2,470	3.500%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	Aa2	2,492,181
570	4.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	Aa2	591,415
2,775	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	2,970,082
400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	420,948
510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	562,836
1,695	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,882,264
400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	452,384
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
1,920	3.625%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,025,600
1,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,074,070
1,585	4.000%, 12/01/31 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,684,887
1,670	4.125%, 12/01/35 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,766,509
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
1,500	4.250%, 12/01/32 (Alternative Minimum Tax)	12/23 at 100.00	AA	1,610,175
1,500	4.500%, 12/01/36 (Alternative Minimum Tax)	12/23 at 100.00	AA	1,627,245
2,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	2,398,722
1,425	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	1,683,324
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,528,630
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	$ 1,178,140
50,515	Total Education and Civic Organizations			55,575,637
	Financials – 0.5%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,000	5.750%, 10/01/21	No Opt. Call	Ba2	1,095,240
500	6.500%, 4/01/28	No Opt. Call	Ba2	628,745
1,500	Total Financials			1,723,985
	Health Care – 16.4%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,720	5.000%, 2/15/25	No Opt. Call	BBB+	2,087,031
2,000	5.000%, 2/15/33	No Opt. Call	BBB+	2,343,340
840	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	1,009,361
4,455	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	AA-	4,791,442
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
800	6.000%, 7/01/26	7/21 at 100.00	BB+	890,440
75	6.250%, 7/01/35	7/21 at 100.00	BB+	82,830
545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	580,790
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A-	475,572
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
800	5.250%, 7/01/31	7/23 at 100.00	A-	936,560
440	5.500%, 7/01/43	7/23 at 100.00	A-	517,744
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A-	1,171,000
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,541,130
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
595	5.000%, 7/01/45	7/24 at 100.00	A	694,448
1,000	4.000%, 7/01/45	7/24 at 100.00	A	1,065,360
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,420	4.000%, 7/01/17	No Opt. Call	A3	1,456,636
10	3.750%, 7/01/27	No Opt. Call	A3	10,645
1,125	5.000%, 7/01/31	7/22 at 100.00	A3	1,287,585
1,080	5.000%, 7/01/42	7/22 at 100.00	A3	1,215,994
NUVEEN      41

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	$ 671,717
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
5,175	5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	5,518,723
1,185	5.000%, 7/01/38	7/18 at 100.00	AA	1,267,962
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	Baa2	569,420
575	5.000%, 7/01/33	7/26 at 100.00	Baa2	708,923
200	5.000%, 7/01/34	7/26 at 100.00	Baa2	245,792
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
2,000	5.000%, 7/01/39	7/24 at 100.00	A	2,345,100
630	5.000%, 7/01/43	7/24 at 100.00	A	738,215
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	11/16 at 100.00	AA	2,506,050
775	5.000%, 7/01/35 – RAAI Insured	11/16 at 100.00	AA	776,519
16,225	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	A-	6,317,204
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A-	422,456
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A-	764,932
560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	591,489
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Joseph's Healthcare System Obligated Group Issue, Series 2016:
800	3.000%, 7/01/32	7/26 at 100.00	BBB-	789,536
3,740	5.000%, 7/01/41	7/26 at 100.00	BBB-	4,426,963
2,105	4.000%, 7/01/48	7/26 at 100.00	BBB-	2,223,280
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,647,150
1,255	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,476,683
61,170	Total Health Care			56,166,022
	Housing/Multifamily – 4.9%
1,770	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB-	1,867,279
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,324,842
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,241,526
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
$ 1,770	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	$ 1,893,776
1,015	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,095,388
1,010	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,087,851
3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA-	3,186,540
660	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	697,171
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,170,537
2,040	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	2,117,479
15,555	Total Housing/Multifamily			16,682,389
	Housing/Single Family – 2.6%
7,500	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2005O, 0.690%, 4/01/31 (Alternative Minimum Tax)	11/16 at 100.00	AA	7,500,000
920	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	928,022
300	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	310,728
8,720	Total Housing/Single Family			8,738,750
	Industrials – 0.5%
1,660	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 2.125%, 12/01/29 (Mandatory Put 12/01/17)	No Opt. Call	A-	1,686,975
	Long-Term Care – 1.5%
2,965	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	3,104,533
150	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	163,798
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB-	1,341,430
405	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB-	462,073
4,725	Total Long-Term Care			5,071,834
	Tax Obligation/General – 9.5%
	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014:
1,215	3.000%, 9/01/30 – AGM Insured	9/24 at 100.00	AA	1,271,388
1,775	5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,126,237
570	Glen Rock School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2016, 3.000%, 9/01/19	No Opt. Call	AA+	606,571
415	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA-	435,103
NUVEEN      43

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012:
$ 755	4.000%, 9/15/26	9/22 at 100.00	AA-	$ 860,466
1,270	4.000%, 9/15/27	9/22 at 100.00	AA-	1,440,129
	Medford Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2015:
215	5.000%, 3/01/22	No Opt. Call	Aa2	255,968
235	5.000%, 3/01/24	No Opt. Call	Aa2	289,518
525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	607,283
1,000	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA-	1,141,230
610	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA-	735,459
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	353,585
220	5.000%, 1/01/37	1/24 at 100.00	AAA	259,543
570	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	668,342
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
3,140	5.000%, 9/01/29 – BAM Insured	9/26 at 100.00	AA	3,949,963
1,325	5.000%, 9/01/39 – BAM Insured	No Opt. Call	AA	1,625,696
1,735	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/01/20	No Opt. Call	AA	1,975,887
	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	999,460
875	5.250%, 1/15/30	1/21 at 100.00	AA	999,775
	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
450	4.000%, 12/01/23	6/22 at 100.00	AA+	515,439
305	4.000%, 12/01/24	6/22 at 100.00	AA+	347,691
1,010	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/33	2/25 at 100.00	AA-	1,228,847
1,630	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/21	No Opt. Call	AA+	1,843,139
3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	4,155,390
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,862,774
1,000	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,140,820
28,250	Total Tax Obligation/General			32,695,703
44      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 19.8%
$ 650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	$ 865,254
	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2016A:
200	5.000%, 10/01/22	No Opt. Call	AA	241,584
740	2.500%, 10/01/31	4/26 at 100.00	AA	729,351
825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	AA+	1,016,433
2,395	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	3,131,415
1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,171,076
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
6,990	5.000%, 5/01/46	5/26 at 100.00	AA	8,482,155
1,080	5.250%, 5/01/51	5/26 at 100.00	AA	1,337,785
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,385	5.000%, 6/15/19	No Opt. Call	BBB+	1,495,301
350	5.000%, 6/15/21	No Opt. Call	BBB+	394,716
2,850	5.000%, 6/15/25	6/22 at 100.00	BBB+	3,208,473
450	5.000%, 6/15/28	No Opt. Call	BBB+	498,582
1,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	11/16 at 100.00	AA-	1,004,180
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	86,828
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	147,606
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A-	1,721,940
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW:
370	5.000%, 6/15/37	6/25 at 100.00	A-	415,529
4,000	5.250%, 6/15/40	6/25 at 100.00	A-	4,627,000
	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
2,520	5.000%, 10/01/28	10/18 at 100.00	A-	2,685,740
1,515	5.250%, 10/01/38	10/18 at 100.00	A-	1,619,777
2,010	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A-	2,246,416
14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A-	8,083,756
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A-	2,251,006
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	2,285,800
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	2,182,480
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	2,840,486
NUVEEN      45

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A-	$ 523,050
1,510	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A-	1,764,797
1,205	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A-	1,328,103
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,219,618
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,465	5.000%, 5/01/21	No Opt. Call	Aa3	1,728,348
2,000	3.500%, 5/01/35	5/22 at 100.00	Aa3	2,094,220
485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	11/16 at 100.00	AA	485,243
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, City of Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34	No Opt. Call	AA+	4,006,590
73,070	Total Tax Obligation/Limited			67,920,638
	Transportation – 14.6%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,273,371
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	430,873
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,687,380
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,368,360
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
215	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	231,641
1,635	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,835,157
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
500	5.000%, 7/01/26	7/22 at 100.00	A1	600,485
500	3.000%, 7/01/28	7/22 at 100.00	A1	530,525
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	2,092,006
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,000	5.000%, 1/01/24	No Opt. Call	A-	1,157,550
1,095	5.000%, 1/01/26	No Opt. Call	A-	1,256,808
1,100	5.000%, 1/01/27	No Opt. Call	A-	1,259,423
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,465	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,710,036
515	5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	596,082
1,255	5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,473,069
46      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$ 400	5.125%, 9/15/23 (Alternative Minimum Tax)	9/16 at 100.00	BB-	$ 451,828
800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB-	897,400
300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB-	349,740
1,875	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	2,242,725
2,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/34	1/26 at 100.00	A+	2,445,540
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,759,732
3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,916,185
1,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,667,040
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	5,854,900
900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,014,138
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	AA-	2,159,340
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.000%, 10/15/41	10/25 at 100.00	AA-	1,230,260
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA-	2,189,665
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA-	2,043,980
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA-	3,187,344
43,400	Total Transportation			49,912,583
	U.S. Guaranteed – 7.1% (4)
35	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 4.000%, 12/01/17 (Pre-refunded 11/04/16) – AMBAC Insured	11/16 at 100.00	N/R (4)	35,079
255	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (4)	273,541
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
525	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	547,843
305	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	A- (4)	318,271
1,195	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA- (4)	1,239,609
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A (4)	2,174,420
2,520	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	2,979,043
1,170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	1,213,466
NUVEEN      47

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 3,050	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	BBB- (4)	$ 3,380,651
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	AA (4)	982,667
	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
725	5.000%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	790,468
435	5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	476,529
2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	3,282,015
120	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	146,375
1,680	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,750,862
4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	4,763,720
21,610	Total U.S. Guaranteed			24,354,559
	Utilities – 1.5%
2,430	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	2,544,307
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
500	5.000%, 6/15/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	538,695
1,000	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,075,750
960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	1,054,973
4,890	Total Utilities			5,213,725
	Water and Sewer – 2.6%
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,045	5.000%, 10/01/23	No Opt. Call	A+	1,278,495
2,175	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	2,323,226
1,770	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 2016-XF0395, 6.795%, 9/01/21 (IF) (5)	No Opt. Call	AAA	2,302,965
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,380	5.000%, 6/01/27	6/22 at 100.00	A	1,615,442
1,215	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,398,477
7,585	Total Water and Sewer			8,918,605
$ 335,445	Total Long-Term Investments (cost $317,470,741)			347,226,053
	Other Assets Less Liabilities – (1.4)%			(4,692,961)
	Net Assets – 100%			$ 342,533,092
48      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      49

Nuveen New York Municipal Bond Fund
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.5%
	MUNICIPAL BONDS – 99.5%
	Consumer Staples – 5.5%
$ 15,870	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	11/16 at 17.19	N/R	$ 2,180,538
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
15,010	5.000%, 6/01/38	11/16 at 100.00	BB	15,235,000
1,055	5.000%, 6/01/45	11/16 at 100.00	BB-	1,055,084
99,680	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	11/16 at 12.28	N/R	9,617,126
4,450	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	11/16 at 100.00	B-	4,449,689
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
775	4.750%, 6/01/22	11/16 at 100.00	BBB-	775,783
1,325	5.000%, 6/01/26	11/16 at 100.00	BB-	1,328,074
7,335	5.125%, 6/01/42	11/16 at 100.00	B-	7,322,971
2,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	11/16 at 100.00	BB+	2,010,000
147,500	Total Consumer Staples			43,974,265
	Education and Civic Organizations – 16.8%
660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	678,269
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	B	520,775
1,000	5.000%, 4/01/27	4/17 at 100.00	B	964,900
290	5.000%, 4/01/37	4/17 at 100.00	B	263,285
2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	2,256,291
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,750,816
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,368,150
	Build New York City Resource Corporation, New York, Revenue Bonds, Children's Aid Society Project, Series 2015:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,977,250
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,962,075
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,212,760
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,885,879
50      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
$ 525	5.000%, 4/15/33	4/23 at 100.00	BB+	$ 544,425
1,115	5.000%, 4/15/43	4/23 at 100.00	BB+	1,143,990
1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	Baa1	1,945,475
2,655	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	2,749,093
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	711,703
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA-	2,097,203
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA-	949,032
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,825,620
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015B:
2,790	5.000%, 7/01/36	7/25 at 100.00	Aa3	3,411,445
3,780	5.000%, 7/01/37	7/25 at 100.00	Aa3	4,615,191
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A1	1,920,848
85	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA-	87,998
7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	9,099,918
750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA	895,905
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,307,391
350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A-	400,326
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	5,474,263
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA-	1,527,345
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA-	1,663,860
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA-	4,246,467
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,373,976
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44	7/24 at 100.00	A3	5,833,750
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A-	273,932
NUVEEN      51

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	$ 1,301,077
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
160	5.000%, 7/01/40	7/25 at 100.00	BBB	188,056
175	5.000%, 7/01/45	7/25 at 100.00	BBB	204,789
2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	AA-	2,631,350
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BBB	4,043,960
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BBB	1,072,911
1,795	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BBB	1,814,099
5,170	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BBB	5,232,971
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	722,016
2,500	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	AA-	2,508,275
2,140	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,146,270
1,150	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA-	1,153,956
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,244,040
740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	852,961
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA-	6,559,166
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38	8/23 at 100.00	AA-	4,546,472
10,000	5.000%, 8/01/43	8/23 at 100.00	AA-	11,724,200
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,146,570
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,980,366
1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A-	1,824,128
	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB	1,430,879
2,300	6.250%, 10/15/40	10/20 at 100.00	BB	2,469,441
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,118,540
118,480	Total Education and Civic Organizations			134,856,099
	Financials – 1.6%
5,710	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,859,758
52      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials (continued)
$ 3,475	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	$ 4,968,242
9,185	Total Financials			12,828,000
	Health Care – 5.8%
550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	618,299
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
6,895	6.125%, 12/01/29	12/18 at 100.00	Ba1	7,511,068
4,500	6.250%, 12/01/37	12/18 at 100.00	Ba1	4,903,965
2,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	2,871,600
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	2,722,855
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29	No Opt. Call	Ba1	1,142,120
	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA	630,085
950	5.500%, 4/01/34	10/20 at 100.00	AA	1,093,032
5,105	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A-	6,154,537
	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010:
2,720	5.750%, 8/15/35	2/21 at 100.00	AA	3,233,862
5,000	5.500%, 8/15/40	2/21 at 100.00	AA	5,876,550
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A-	1,592,546
375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	446,753
	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	A-	1,047,650
500	5.250%, 12/01/32	12/17 at 100.00	A-	523,760
1,715	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	1,951,293
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	1,184,290
2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/17 at 100.00	BB-	2,004,900
1,060	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/16 at 100.00	BB-	1,062,597
41,110	Total Health Care			46,571,762
NUVEEN      53

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.9%
$ 185	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/16 at 100.00	AA	$ 185,709
855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	925,050
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,557,950
705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	720,045
40	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/16 at 100.00	AA	40,130
1,625	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,655,371
1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,001,800
6,910	Total Housing/Multifamily			7,086,055
	Industrials – 1.9%
460	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	530,670
12,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	14,566,143
12,980	Total Industrials			15,096,813
	Long-Term Care – 1.4%
1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,123,650
	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc. Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	Aa2	330,710
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	Aa2	353,893
330	6.000%, 7/01/28 – AMBAC Insured	7/19 at 100.00	Aa2	376,424
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	Aa2	399,504
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	Aa2	1,661,641
1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc. Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	Aa2	1,137,210
650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa2	652,086
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	11/16 at 100.00	N/R	50,026
555	5.000%, 7/01/35 – ACA Insured	11/16 at 100.00	N/R	555,239
1,700	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/18 at 100.00	N/R	1,718,751
54      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
$ 630	5.800%, 7/01/23	11/16 at 100.00	N/R	$ 633,534
975	6.100%, 7/01/28	11/16 at 100.00	N/R	979,943
210	6.200%, 7/01/33	11/16 at 101.00	N/R	211,023
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB-	1,393,878
10,805	Total Long-Term Care			11,577,512
	Tax Obligation/General – 5.2%
505	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/26	12/17 at 100.00	AA	533,300
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
1,900	5.000%, 10/01/30	No Opt. Call	AA	2,299,684
1,915	5.000%, 10/01/31	No Opt. Call	AA	2,317,840
3,000	5.000%, 10/01/33	10/22 at 100.00	AA	3,621,330
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32	3/23 at 100.00	AA	2,177,321
6,100	5.000%, 3/01/37	3/23 at 100.00	AA	7,242,957
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	2,440,620
2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	3,054,750
7,000	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%, 8/01/37	No Opt. Call	AA	8,674,190
6,670	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	No Opt. Call	AA	7,883,673
1,680	Poughkeepsie City, New York, Bond Anticipation Notes, Series 2016A, 3.750%, 5/07/17	No Opt. Call	N/R	1,691,071
35,080	Total Tax Obligation/General			41,936,736
	Tax Obligation/Limited – 22.7%
535	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	N/R	508,009
	Dormitory Authority of the State of New York, Residential Institutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	2,136,340
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,670,425
2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	11/16 at 100.00	AA	2,419,086
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	22,552
485	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	No Opt. Call	AA	520,255
4,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,278,172
5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	No Opt. Call	AAA	6,973,543
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	1,190,760
NUVEEN      55

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	$ 3,596,700
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AAA	7,465,020
2,835	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AAA	3,508,483
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	1,220,990
7,120	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 5.000%, 3/15/32	9/25 at 100.00	AAA	8,918,298
3,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	3,331,675
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A:
5,000	5.000%, 3/15/33	3/24 at 100.00	AAA	6,154,900
2,500	5.000%, 3/15/37	3/24 at 100.00	AAA	3,041,925
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	3,514,667
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/29	No Opt. Call	A	4,672,920
12,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	13,789,800
11,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	11,895,774
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,806,240
1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/17 at 100.00	A-	1,689,257
7,800	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	7,926,750
4,520	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	4,920,382
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	10,393,205
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,732,376
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	3,072,450
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	7,001,561
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	12,123,300
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/34	5/26 at 100.00	AAA	6,247,550
9,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	10,412,820
56      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	$ 6,428,345
5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,825,400
2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	A-	2,303,460
2,385	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	A-	2,398,356
157,460	Total Tax Obligation/Limited			182,111,746
	Transportation – 18.3%
2,125	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	No Opt. Call	AA-	2,563,940
4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA-	5,628,679
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31	5/23 at 100.00	AA-	4,223,507
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA-	1,200,560
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	AA-	3,036,400
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B:
2,000	5.250%, 11/15/38	5/24 at 100.00	AA-	2,453,960
1,000	5.250%, 11/15/44	5/24 at 100.00	AA-	1,221,400
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1:
5,000	5.250%, 11/15/29	11/25 at 100.00	AA-	6,382,300
8,610	5.250%, 11/15/31	11/25 at 100.00	AA-	10,935,217
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	951,860
2,000	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	679,900
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, Trips Obligated Group, Series 2012A, 5.000%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	BBB	10,611,880
3,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,912,604
8,940	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/41	1/26 at 100.00	A-	10,898,039
3,285	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	3,619,479
8,935	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	10,301,876
NUVEEN      57

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	AA-	$ 4,067,895
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
1,625	5.000%, 5/01/30	5/25 at 100.00	AA-	2,041,991
3,140	5.000%, 5/01/31	5/25 at 100.00	AA-	3,928,580
1,730	5.000%, 5/01/35	5/25 at 100.00	AA-	2,127,139
2,520	5.000%, 5/01/40	5/25 at 100.00	AA-	3,076,139
4,210	5.000%, 5/01/45	5/25 at 100.00	AA-	5,109,466
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA-	5,299,700
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015:
6,000	5.000%, 10/15/35	10/25 at 100.00	AA-	7,443,120
4,465	5.000%, 10/15/41	10/25 at 100.00	AA-	5,493,111
10,000	5.250%, 10/15/55	10/25 at 100.00	AA-	12,423,100
3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	Baa1	4,226,141
4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA-	4,676,471
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,703,611
1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA-	1,866,368
1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 8.671%, 11/15/33 (IF) (4)	11/18 at 100.00	AA-	1,779,120
126,585	Total Transportation			146,883,553
	U.S. Guaranteed – 7.4% (7)
1,000	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	1,217,920
8,065	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (7)	8,521,560
3,875	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	BBB- (7)	4,599,586
1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (7)	1,845,584
1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA- (7)	1,953,752
350	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA- (7)	362,856
585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA- (7)	606,733
58      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A (7)	$ 1,128,710
5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (7)	5,838,560
1,480	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (7)	1,682,079
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (7)	5,531
1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (7)	1,585,472
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
225	5.000%, 12/01/23 (Pre-refunded 10/28/16) – FGIC Insured	10/16 at 100.00	AA- (7)	225,839
100	5.000%, 12/01/24 (Pre-refunded 10/28/16) – FGIC Insured	10/16 at 100.00	AA- (7)	100,372
155	5.000%, 12/01/25 (Pre-refunded 10/28/16) – FGIC Insured	10/16 at 100.00	AA- (7)	155,586
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A- (7)	1,427,463
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
5,000	5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+ (7)	5,633,600
10,250	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A- (7)	11,684,078
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
60	4.500%, 2/01/17 (ETM)	No Opt. Call	Aaa	60,999
710	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	724,065
785	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	801,359
735	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	775,940
	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	5,341,941
60	5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	63,469
1,535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 16.172%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF)	8/17 at 100.00	AA (7)	1,793,985
615	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (7)	644,514
290	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	346,338
53,720	Total U.S. Guaranteed			59,127,891
	Utilities – 8.7%
7,075	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	7,662,437
1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,362,540
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	467,863
NUVEEN      59

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments	August 31, 2016 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	$ 5,760,000
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	2,237,976
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,747,380
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,688,900
2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A-	3,550,491
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A-	11,296,700
11,785	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	12,042,620
3,120	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/17 at 100.00	N/R	3,121,810
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	12,657,300
5,095	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	6,215,594
64,025	Total Utilities			69,811,611
	Water and Sewer – 3.3%
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	12,114,300
500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	627,345
6,675	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series, 5.000%, 6/15/34	6/25 at 100.00	AAA	8,348,556
2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	11/16 at 100.00	N/R	2,956,814
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40	4/25 at 100.00	AA-	810,392
1,050	5.000%, 4/01/45	4/25 at 100.00	AA-	1,256,105
21,850	Total Water and Sewer			26,113,512
$ 805,690	Total Long-Term Investments (cost $728,591,581)			797,975,555
	Floating Rate Obligations – (1.0)%			(7,955,000)
	Other Assets Less Liabilities – 1.5%			12,030,197
	Net Assets – 100%			$ 802,050,752
60      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.
(6)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.
NUVEEN      61

Statement of
Assets and Liabilities
August 31, 2016 (Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $267,692,602, $267,382,009, $317,470,741 and $728,591,581, respectively)	$290,809,499	$292,606,570	$347,226,053	$797,975,555
Cash	7,759,220	12,931,247	3,162,597	4,746,774
Receivable for:
Interest	2,687,827	3,007,086	3,164,239	8,933,790
Investments sold	35,522	—	645,957	—
Shares sold	186,584	494,812	294,239	704,409
Other assets	41,217	2,382	10,825	109,274
Total assets	301,519,869	309,042,097	354,503,910	812,469,802
Liabilities
Floating rate obligations	—	—	—	7,955,000
Payable for:
Dividends	190,472	119,871	177,584	394,470
Investments purchased	3,881,849	3,456,365	10,629,521	—
Shares redeemed	708,233	441,755	855,757	1,339,577
Accrued expenses:
Management fees	125,914	128,610	143,744	330,861
Trustees fees	41,702	1,649	11,473	111,614
12b-1 distribution and service fees	59,351	36,895	67,033	123,366
Other	69,077	80,844	85,706	164,162
Total Liabilities	5,076,598	4,265,989	11,970,818	10,419,050
Net assets	$296,443,271	$304,776,108	$342,533,092	$802,050,752
Class A Shares
Net assets	$170,475,025	$ 90,841,850	$166,074,074	$317,440,560
Shares outstanding	15,438,709	8,683,115	13,970,912	27,782,175
Net asset value ("NAV") per share	$ 11.04	$ 10.46	$ 11.89	$11.43
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.52	$ 10.92	$ 12.41	$ 11.93
Class C Shares
Net assets	$ 6,762,963	$ 8,647,470	$ 15,858,569	$32,261,656
Shares outstanding	613,657	833,807	1,340,258	2,828,120
NAV and offering price per share	$ 11.02	$ 10.37	$ 11.83	$ 11.41
Class C2 Shares
Net assets	$ 38,821,315	$ 22,392,961	$ 40,825,277	$68,631,884
Shares outstanding	3,519,360	2,157,076	3,449,485	6,010,237
NAV and offering price per share	$ 11.03	$ 10.38	$ 11.84	$ 11.42
Class I Shares
Net assets	$ 80,383,968	$182,893,827	$119,775,172	$383,716,652
Shares outstanding	7,256,461	17,498,047	10,040,636	33,537,149
NAV and offering price per share	$ 11.08	$ 10.45	$ 11.93	$ 11.44
Net assets consist of:
Capital paid-in	$277,266,629	$287,717,560	$310,772,210	$742,626,973
Undistributed (Over-distribution of) net investment income	694,277	99,204	1,397,029	1,430,770
Accumulated net realized gain (loss)	(4,634,532)	(8,265,217)	608,541	(11,390,965)
Net unrealized appreciation (depreciation)	23,116,897	25,224,561	29,755,312	69,383,974
Net assets	$296,443,271	$304,776,108	$342,533,092	$802,050,752
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
62      NUVEEN

Statement of
Operations
Six Months Ended August 31, 2016 (Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$5,697,058	$5,270,311	$ 6,327,694	$15,742,252
Expenses
Management fees	735,960	719,176	815,625	1,897,469
12b-1 service fees - Class A Shares	169,936	89,103	154,736	305,445
12b-1 distibution and service fees - Class C Shares	28,349	36,013	66,301	122,708
12b-1 distibution and service fees - Class C2 Shares	148,542	85,599	156,164	261,348
Shareholder servicing agent fees	48,045	64,645	76,899	157,317
Interest expense	—	—	—	37,637
Custodian fees	26,492	27,870	30,978	49,118
Trustees fees	3,610	3,507	4,030	9,495
Professional fees	18,858	18,601	19,358	28,286
Shareholder reporting expenses	12,981	16,804	15,564	33,422
Federal and state registration fees	3,098	7,584	4,078	6,032
Other	10,093	9,466	10,980	20,009
Total expenses	1,205,964	1,078,368	1,354,713	2,928,286
Net investment income (loss)	4,491,094	4,191,943	4,972,981	12,813,966
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	25,322	(365,857)	282,480	554,646
Change in net unrealized appreciation (depreciation) of investments	4,792,168	6,097,937	9,499,852	17,096,520
Net realized and unrealized gain (loss)	4,817,490	5,732,080	9,782,332	17,651,166
Net increase (decrease) in net assets from operations	$9,308,584	$9,924,023	$14,755,313	$30,465,132
See accompanying notes to financial statements.
NUVEEN      63

Statement of
Changes in Net Assets
(Unaudited)
Connecticut		Massachusetts
	Six Months Ended 8/31/16	Year Ended 2/29/16	Six Months Ended 8/31/16	Year Ended 2/29/16
Operations
Net investment income (loss)	$ 4,491,094	$ 9,387,300	$ 4,191,943	$ 8,706,110
Net realized gain (loss) from investments	25,322	572,501	(365,857)	(696,370)
Change in net unrealized appreciation (depreciation) of investments	4,792,168	(424,125)	6,097,937	1,599,247
Net increase (decrease) in net assets from operations	9,308,584	9,535,676	9,924,023	9,608,987
Distributions to Shareholders
From net investment income:
Class A Shares	(2,739,714)	(5,711,855)	(1,364,104)	(2,887,286)
Class C Shares	(69,471)	(85,490)	(81,466)	(95,689)
Class C2 Shares	(532,133)	(1,145,645)	(286,663)	(677,247)
Class I Shares	(1,327,459)	(2,487,618)	(2,694,648)	(5,283,569)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,668,777)	(9,430,608)	(4,426,881)	(8,943,791)
Fund Share Transactions
Proceeds from sale of shares	20,061,764	32,103,130	46,894,635	42,244,619
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,460,362	6,901,872	3,704,268	7,363,215
	23,522,126	39,005,002	50,598,903	49,607,834
Cost of shares redeemed	(15,255,257)	(42,534,577)	(17,791,645)	(39,109,377)
Net increase (decrease) in net assets from Fund share transactions	8,266,869	(3,529,575)	32,807,258	10,498,457
Net increase (decrease) in net assets	12,906,676	(3,424,507)	38,304,400	11,163,653
Net assets at the beginning of period	283,536,595	286,961,102	266,471,708	255,308,055
Net assets at the end of period	$296,443,271	$283,536,595	$304,776,108	$266,471,708
Undistributed (Over-distribution of) net investment income at the end of period	$ 694,277	$ 871,960	$ 99,204	$ 334,142

See accompanying notes to financial statements.
64      NUVEEN

New Jersey		New York
	Six Months Ended 8/31/16	Year Ended 2/29/16	Six Months Ended 8/31/16	Year Ended 2/29/16
Operations
Net investment income (loss)	$ 4,972,981	$ 9,914,203	$ 12,813,966	$ 25,439,145
Net realized gain (loss) from investments	282,480	499,481	554,646	129,743
Change in net unrealized appreciation (depreciation) of investments	9,499,852	1,118,562	17,096,520	2,941,453
Net increase (decrease) in net assets from operations	14,755,313	11,532,246	30,465,132	28,510,341
Distributions to Shareholders
From net investment income:
Class A Shares	(2,542,778)	(4,799,872)	(5,256,037)	(10,189,925)
Class C Shares	(166,798)	(213,655)	(323,502)	(368,200)
Class C2 Shares	(580,840)	(1,317,535)	(1,019,702)	(2,227,504)
Class I Shares	(2,014,411)	(3,927,357)	(6,885,011)	(13,659,182)
From accumulated net realized gains:
Class A Shares	—	(43,566)	—	—
Class C Shares	—	(2,532)	—	—
Class C2 Shares	—	(13,614)	—	—
Class I Shares	—	(33,660)	—	—
Decrease in net assets from distributions to shareholders	(5,304,827)	(10,351,791)	(13,484,252)	(26,444,811)
Fund Share Transactions
Proceeds from sale of shares	45,106,417	57,321,858	79,874,735	101,860,345
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,252,303	8,124,140	11,027,121	21,622,321
	49,358,720	65,445,998	90,901,856	123,482,666
Cost of shares redeemed	(19,654,603)	(52,070,915)	(41,342,840)	(89,313,356)
Net increase (decrease) in net assets from Fund share transactions	29,704,117	13,375,083	49,559,016	34,169,310
Net increase (decrease) in net assets	39,154,603	14,555,538	66,539,896	36,234,840
Net assets at the beginning of period	303,378,489	288,822,951	735,510,856	699,276,016
Net assets at the end of period	$342,533,092	$303,378,489	$802,050,752	$735,510,856
Undistributed (Over-distribution of) net investment income at the end of period	$ 1,397,029	$ 1,728,875	$ 1,430,770	$ 2,101,056
See accompanying notes to financial statements.
NUVEEN      65

Financial
Highlights (Unaudited)
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/87)
2017(e)	$10.87	$0.17	$ 0.18	$ 0.35	$(0.18)	$ —	$(0.18)	$11.04
2016	10.86	0.36	0.01	0.37	(0.36)	—	(0.36)	10.87
2015	10.49	0.37	0.36	0.73	(0.36)	—	(0.36)	10.86
2014	11.07	0.38	(0.58)	(0.20)	(0.38)	—**	(0.38)	10.49
2013	10.98	0.40	0.10	0.50	(0.40)	(0.01)	(0.41)	11.07
2012	10.19	0.43	0.81	1.24	(0.42)	(0.03)	(0.45)	10.98
Class C (02/14)
2017(e)	10.85	0.13	0.18	0.31	(0.14)	—	(0.14)	11.02
2016	10.84	0.27	0.02	0.29	(0.28)	—	(0.28)	10.85
2015	10.48	0.28	0.36	0.64	(0.28)	—	(0.28)	10.84
2014(f)	10.41	0.01	0.07	0.08	(0.01)	—	(0.01)	10.48
Class C2 (10/93)(g)
2017(e)	10.86	0.14	0.18	0.32	(0.15)	—	(0.15)	11.03
2016	10.85	0.30	0.01	0.31	(0.30)	—	(0.30)	10.86
2015	10.48	0.31	0.36	0.67	(0.30)	—	(0.30)	10.85
2014	11.05	0.32	(0.57)	(0.25)	(0.32)	—**	(0.32)	10.48
2013	10.97	0.34	0.09	0.43	(0.34)	(0.01)	(0.35)	11.05
2012	10.19	0.37	0.81	1.18	(0.37)	(0.03)	(0.40)	10.97
Class I (02/97)
2017(e)	10.90	0.18	0.19	0.37	(0.19)	—	(0.19)	11.08
2016	10.90	0.38	0.01	0.39	(0.39)	—	(0.39)	10.90
2015	10.52	0.39	0.37	0.76	(0.38)	—	(0.38)	10.90
2014	11.11	0.40	(0.58)	(0.18)	(0.41)	—**	(0.41)	10.52
2013	11.02	0.43	0.09	0.52	(0.42)	(0.01)	(0.43)	11.11
2012	10.23	0.45	0.81	1.26	(0.44)	(0.03)	(0.47)	11.02

66      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets(000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.22%	$170,475	0.79%*	0.79%*	3.11%*	10%
3.50	166,511	0.79	0.79	3.34	12
7.06	176,461	0.79	0.79	3.45	16
(1.71)	196,238	0.82	0.81	3.63	10
4.56	268,189	0.80	0.79	3.65	12
12.40	259,183	0.82	0.81	4.08	9

2.84	6,763	1.58*	1.58*	2.28*	10
2.70	4,646	1.59	1.59	2.53	12
6.13	2,295	1.59	1.59	2.61	16
0.81	278	1.66*	1.65*	3.62*	10

2.95	38,821	1.34*	1.34*	2.56*	10
2.93	39,682	1.34	1.34	2.80	12
6.47	43,580	1.34	1.34	2.91	16
(2.19)	46,265	1.37	1.36	3.08	10
3.90	62,912	1.35	1.34	3.10	12
11.72	58,829	1.37	1.36	3.53	9

3.42	80,384	0.59*	0.59*	3.30*	10
3.63	72,697	0.59	0.59	3.54	12
7.37	64,625	0.59	0.59	3.65	16
(1.58)	42,434	0.62	0.61	3.83	10
4.77	51,588	0.60	0.59	3.85	12
12.60	41,475	0.62	0.61	4.27	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2016.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      67

Financial Highlights (Unaudited) (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017(f)	$10.26	$0.15	$ 0.21	$ 0.36	$(0.16)	$—	$(0.16)	$10.46
2016	10.24	0.34	0.03	0.37	(0.35)	—	(0.35)	10.26
2015	9.89	0.36	0.36	0.72	(0.37)	—	(0.37)	10.24
2014	10.44	0.36	(0.54)	(0.18)	(0.37)	—	(0.37)	9.89
2013	10.21	0.42	0.19	0.61	(0.38)	—	(0.38)	10.44
2012	9.47	0.42	0.75	1.17	(0.43)	—	(0.43)	10.21
Class C (02/14)
2017(f)	10.17	0.11	0.21	0.32	(0.12)	—	(0.12)	10.37
2016	10.15	0.25	0.03	0.28	(0.26)	—	(0.26)	10.17
2015	9.81	0.27	0.36	0.63	(0.29)	—	(0.29)	10.15
2014(g)	9.74	0.02	0.07	0.09	(0.02)	—	(0.02)	9.81
Class C2 (10/94)(h)
2017(f)	10.18	0.12	0.21	0.33	(0.13)	—	(0.13)	10.38
2016	10.15	0.28	0.04	0.32	(0.29)	—	(0.29)	10.18
2015	9.81	0.30	0.35	0.65	(0.31)	—	(0.31)	10.15
2014	10.35	0.30	(0.53)	(0.23)	(0.31)	—	(0.31)	9.81
2013	10.13	0.36	0.18	0.54	(0.32)	—	(0.32)	10.35
2012	9.39	0.36	0.76	1.12	(0.38)	—	(0.38)	10.13
Class I (12/86)
2017(f)	10.25	0.16	0.21	0.37	(0.17)	—	(0.17)	10.45
2016	10.22	0.36	0.04	0.40	(0.37)	—	(0.37)	10.25
2015	9.88	0.38	0.35	0.73	(0.39)	—	(0.39)	10.22
2014	10.42	0.37	(0.52)	(0.15)	(0.39)	—	(0.39)	9.88
2013	10.19	0.44	0.18	0.62	(0.39)	—	(0.39)	10.42
2012	9.45	0.44	0.75	1.19	(0.45)	—	(0.45)	10.19

68      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets(000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.53%	$ 90,842	0.81%*	0.81%*	2.88%*	3%
3.68	86,136	0.81	0.81	3.32	12
7.42	84,367	0.81	0.81	3.52	11
(1.64)	101,648	0.84	0.84	3.64	29
6.01	103,508	0.82	0.82	4.08	11
12.66	92,565	0.95	0.95	4.21	3

3.14	8,647	1.60*	1.60*	2.05*	3
2.86	5,769	1.61	1.61	2.51	12
6.50	2,382	1.61	1.61	2.65	11
0.88	26	1.62*	1.62*	3.48*	29

3.26	22,393	1.36*	1.36*	2.34*	3
3.20	22,641	1.36	1.36	2.78	12
6.74	25,254	1.36	1.36	2.97	11
(2.15)	28,457	1.38	1.38	3.06	29
5.34	35,247	1.37	1.37	3.53	11
12.14	30,815	1.49	1.49	3.63	3

3.62	182,894	0.61*	0.61*	3.08*	3
3.97	151,925	0.61	0.61	3.52	12
7.52	143,304	0.62	0.62	3.72	11
(1.36)	111,270	0.63	0.63	3.81	29
6.20	104,360	0.62	0.62	4.29	11
12.89	99,142	0.74	0.74	4.39	3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2016.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      69

Financial Highlights (Unaudited) (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017(e)	$11.54	$0.18	$ 0.37	$ 0.55	$(0.20)	$—	$(0.20)	$11.89
2016	11.50	0.39	0.05	0.44	(0.40)	—**	(0.40)	11.54
2015	11.10	0.41	0.38	0.79	(0.39)	—	(0.39)	11.50
2014	11.63	0.41	(0.55)	(0.14)	(0.39)	—	(0.39)	11.10
2013	11.29	0.43	0.34	0.77	(0.43)	—	(0.43)	11.63
2012	10.22	0.46	1.05	1.51	(0.44)	—	(0.44)	11.29
Class C (02/14)
2017(e)	11.49	0.13	0.36	0.49	(0.15)	—	(0.15)	11.83
2016	11.45	0.30	0.05	0.35	(0.31)	—**	(0.31)	11.49
2015	11.06	0.32	0.37	0.69	(0.30)	—	(0.30)	11.45
2014(f)	10.95	0.02	0.11	0.13	(0.02)	—	(0.02)	11.06
Class C2 (09/94)(g)
2017(e)	11.49	0.15	0.36	0.51	(0.16)	—	(0.16)	11.84
2016	11.46	0.33	0.04	0.37	(0.34)	—**	(0.34)	11.49
2015	11.07	0.35	0.37	0.72	(0.33)	—	(0.33)	11.46
2014	11.59	0.35	(0.54)	(0.19)	(0.33)	—	(0.33)	11.07
2013	11.26	0.36	0.34	0.70	(0.37)	—	(0.37)	11.59
2012	10.19	0.40	1.05	1.45	(0.38)	—	(0.38)	11.26
Class I (02/92)
2017(e)	11.58	0.20	0.36	0.56	(0.21)	—	(0.21)	11.93
2016	11.54	0.41	0.06	0.47	(0.43)	—**	(0.43)	11.58
2015	11.14	0.44	0.38	0.82	(0.42)	—	(0.42)	11.54
2014	11.67	0.44	(0.55)	(0.11)	(0.42)	—	(0.42)	11.14
2013	11.33	0.45	0.35	0.80	(0.46)	—	(0.46)	11.67
2012	10.26	0.48	1.06	1.54	(0.47)	—	(0.47)	11.33

70      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets(000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.75%	$166,074	0.80%*	0.80%*	3.09%*	5%
3.99	142,413	0.81	0.81	3.42	16
7.22	130,664	0.81	0.81	3.60	11
(1.08)	153,126	0.83	0.83	3.75	13
6.93	169,891	0.81	0.81	3.71	12
15.13	145,946	0.83	0.83	4.30	7

4.28	15,859	1.60*	1.60*	2.26*	5
3.18	9,912	1.60	1.60	2.61	16
6.31	6,690	1.61	1.61	2.81	11
1.15	31	1.64*	1.64*	3.57*	13

4.50	40,825	1.35*	1.35*	2.55*	5
3.37	41,354	1.36	1.36	2.88	16
6.59	46,892	1.36	1.36	3.05	11
(1.57)	50,176	1.37	1.37	3.18	13
6.30	58,848	1.36	1.36	3.15	12
14.54	45,046	1.38	1.38	3.75	7

4.84	119,775	0.60*	0.60*	3.29*	5
4.19	109,699	0.61	0.61	3.62	16
7.42	104,578	0.61	0.61	3.81	11
(0.86)	75,577	0.62	0.62	3.93	13
7.13	90,896	0.61	0.61	3.91	12
15.30	79,361	0.63	0.63	4.51	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2016.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      71

Financial Highlights (Unaudited) (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017(f)	$11.17	$0.19	$ 0.27	$ 0.46	$(0.20)	$ —	$(0.20)	$11.43
2016	11.14	0.39	0.05	0.44	(0.41)	—	(0.41)	11.17
2015	10.71	0.41	0.43	0.84	(0.41)	—	(0.41)	11.14
2014	11.30	0.40	(0.60)	(0.20)	(0.38)	(0.01)	(0.39)	10.71
2013	11.17	0.40	0.14	0.54	(0.40)	(0.01)	(0.41)	11.30
2012	10.39	0.46	0.81	1.27	(0.46)	(0.03)	(0.49)	11.17
Class C (02/14)
2017(f)	11.16	0.14	0.26	0.40	(0.15)	—	(0.15)	11.41
2016	11.13	0.30	0.05	0.35	(0.32)	—	(0.32)	11.16
2015	10.70	0.31	0.45	0.76	(0.33)	—	(0.33)	11.13
2014(g)	10.61	0.01	0.10	0.11	(0.02)	—	(0.02)	10.70
Class C2 (09/94)(h)
2017(f)	11.17	0.16	0.26	0.42	(0.17)	—	(0.17)	11.42
2016	11.14	0.33	0.05	0.38	(0.35)	—	(0.35)	11.17
2015	10.71	0.35	0.43	0.78	(0.35)	—	(0.35)	11.14
2014	11.30	0.34	(0.60)	(0.26)	(0.32)	(0.01)	(0.33)	10.71
2013	11.17	0.34	0.14	0.48	(0.34)	(0.01)	(0.35)	11.30
2012	10.39	0.40	0.81	1.21	(0.40)	(0.03)	(0.43)	11.17
Class I (12/86)
2017(f)	11.19	0.20	0.26	0.46	(0.21)	—	(0.21)	11.44
2016	11.16	0.42	0.04	0.46	(0.43)	—	(0.43)	11.19
2015	10.73	0.43	0.43	0.86	(0.43)	—	(0.43)	11.16
2014	11.32	0.42	(0.60)	(0.18)	(0.40)	(0.01)	(0.41)	10.73
2013	11.19	0.43	0.13	0.56	(0.42)	(0.01)	(0.43)	11.32
2012	10.41	0.48	0.81	1.29	(0.48)	(0.03)	(0.51)	11.19

72      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets(000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.12%	$317,441	0.78%*	0.77%*	3.27%*	7%
4.03	287,008	0.78	0.77	3.56	25
7.95	269,664	0.78	0.78	3.76	23
(1.68)	314,182	0.81	0.81	3.78	47
4.89	344,364	0.79	0.79	3.57	18
12.45	316,904	0.85	0.84	4.19	16

3.62	32,262	1.57*	1.56*	2.45*	7
3.20	19,044	1.58	1.57	2.72	25
7.13	7,209	1.58	1.58	2.83	23
1.01	302	1.59*	1.59*	3.38*	47

3.75	68,632	1.33*	1.32*	2.73*	7
3.47	69,616	1.33	1.32	3.01	25
7.36	74,707	1.33	1.33	3.20	23
(2.23)	79,435	1.35	1.35	3.20	47
4.34	98,792	1.34	1.34	3.02	18
11.83	91,281	1.40	1.39	3.65	16

4.13	383,717	0.58*	0.57*	3.48*	7
4.25	359,843	0.58	0.57	3.76	25
8.16	347,696	0.58	0.58	3.94	23
(1.49)	278,997	0.60	0.60	3.95	47
5.10	330,733	0.59	0.59	3.78	18
12.65	325,424	0.65	0.64	4.35	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2016.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      73

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is August 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2016 (the "current fiscal period").
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Outstanding when-issued/delayed delivery purchase commitments	$3,881,849	$3,456,365	$9,693,374	$ —
Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
74      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($250,000 effective November 1, 2016, subsequent to the reporting period) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
NUVEEN      75

Notes to Financial Statements (Unaudited) (continued)
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:
Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$290,809,499	$—	$290,809,499

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$292,606,570	$—	$292,606,570

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$347,226,053	$—	$347,226,053

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$797,975,555	$—	$797,975,555

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
76      NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
NUVEEN      77

Notes to Financial Statements (Unaudited) (continued)
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$ —	$ 7,955,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	6,105,000
Total	$ —	$1,600,000	$1,770,000	$14,060,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$ —	$ —	$ —	$7,955,000
Average annual interest rate and fees	—%	—%	—%	0.94%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	6,105,000
Total	$ —	$1,600,000	$1,770,000	$6,105,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
78      NUVEEN

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/16		Year Ended 2/29/16
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	632,719	$ 6,936,150	1,081,769	$ 11,636,539
Class C	188,386	2,070,677	251,832	2,716,235
Class C2	6,904	75,817	18,800	201,965
Class I	997,027	10,979,120	1,625,081	17,548,391
Shares issued to shareholders due to reinvestment of distributions:
Class A	191,034	2,100,005	402,837	4,335,923
Class C	4,513	49,548	5,316	57,169
Class C2	30,589	335,933	66,081	710,587
Class I	88,393	974,876	166,503	1,798,193
	2,139,565	23,522,126	3,618,219	39,005,002
Shares redeemed:
Class A	(709,322)	(7,780,565)	(2,409,009)	(25,911,785)
Class C	(7,566)	(83,399)	(40,453)	(435,330)
Class C2	(173,646)	(1,903,393)	(446,303)	(4,798,496)
Class I	(497,744)	(5,487,900)	(1,053,631)	(11,388,966)
	(1,388,278)	(15,255,257)	(3,949,396)	(42,534,577)
Net increase (decrease)	751,287	$ 8,266,869	(331,177)	$ (3,529,575)

NUVEEN      79

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 8/31/16		Year Ended 2/29/16
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	940,320	$ 9,772,674	1,101,121	$ 11,184,598
Class C	309,499	3,194,368	388,569	3,920,376
Class C2	4,720	48,722	16,448	165,610
Class I	3,256,836	33,878,871	2,653,923	26,974,035
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,649	1,213,642	244,004	2,478,943
Class C	6,171	63,715	7,807	78,659
Class C2	18,957	195,738	45,205	455,558
Class I	214,583	2,231,173	428,740	4,350,055
	4,867,735	50,598,903	4,885,817	49,607,834
Shares redeemed:
Class A	(771,806)	(8,023,469)	(1,189,868)	(12,089,411)
Class C	(49,168)	(507,766)	(63,811)	(641,240)
Class C2	(91,218)	(941,012)	(324,108)	(3,264,215)
Class I	(801,025)	(8,319,398)	(2,273,552)	(23,114,511)
	(1,713,217)	(17,791,645)	(3,851,339)	(39,109,377)
Net increase (decrease)	3,154,518	$ 32,807,258	1,034,478	$ 10,498,457

	Six Months Ended 8/31/16		Year Ended 2/29/16
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,230,409	$ 26,263,119	2,823,279	$ 32,072,532
Class C	515,656	6,021,550	421,805	4,798,160
Class C2	7,323	85,866	17,826	201,971
Class I	1,080,344	12,735,882	1,771,727	20,249,195
Shares issued to shareholders due to reinvestment of distributions:
Class A	187,771	2,212,795	363,731	4,139,807
Class C	10,201	119,779	13,392	151,772
Class C2	36,748	431,047	86,152	976,204
Class I	125,921	1,488,682	250,057	2,856,357
	4,194,373	49,358,720	5,747,969	65,445,998
Shares redeemed:
Class A	(788,377)	(9,296,041)	(2,206,637)	(25,090,930)
Class C	(48,326)	(567,410)	(156,535)	(1,770,473)
Class C2	(193,031)	(2,260,248)	(597,998)	(6,785,895)
Class I	(638,948)	(7,530,904)	(1,609,772)	(18,423,617)
	(1,668,682)	(19,654,603)	(4,570,942)	(52,070,915)
Net increase (decrease)	2,525,691	$ 29,704,117	1,177,027	$ 13,375,083

	Six Months Ended 8/31/16		Year Ended 2/29/16
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,158,305	$ 35,865,452	4,088,266	$ 45,196,330
Class C	1,138,452	12,913,881	1,157,215	12,789,173
Class C2	23,365	267,647	91,050	1,007,474
Class I	2,714,341	30,827,755	3,863,757	42,867,368
Shares issued to shareholders due to reinvestment of distributions:
Class A	384,192	4,363,097	762,116	8,432,975
Class C	21,016	238,475	23,594	260,939
Class C2	62,293	706,693	138,161	1,527,665
Class I	503,096	5,718,856	1,029,044	11,400,742
	8,005,060	90,901,856	11,153,203	123,482,666
Shares redeemed:
Class A	(1,448,758)	(16,465,181)	(3,358,191)	(37,120,470)
Class C	(38,446)	(433,665)	(121,635)	(1,349,244)
Class C2	(309,294)	(3,499,383)	(701,049)	(7,744,241)
Class I	(1,843,269)	(20,944,611)	(3,880,790)	(43,099,401)
	(3,639,767)	(41,342,840)	(8,061,665)	(89,313,356)
Net increase (decrease)	4,365,293	$ 49,559,016	3,091,538	$ 34,169,310
80      NUVEEN

5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Purchases	$33,838,664	$37,266,297	$57,982,898	$100,311,363
Sales and maturities	27,778,969	8,504,079	16,185,485	54,221,815
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of August 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Cost of investments	$266,905,584	$267,139,492	$316,563,208	$720,080,647
Gross unrealized:
Appreciation	$ 23,903,915	$ 25,502,111	$ 30,772,533	$ 72,067,189
Depreciation	—	(35,033)	(109,688)	(2,127,621)
Net unrealized appreciation (depreciation) of investments	$ 23,903,915	$ 25,467,078	$ 30,662,845	$ 69,939,568
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 29, 2016, the Funds' last tax year end, as follows:
	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$ —	$ —	$ —	$ —
Undistributed (Over-distribution of) net investment income	(70)	6,638	(7,697)	(107)
Accumulated net realized gain (loss)	70	(6,638)	7,697	107
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2016, the Funds’ last tax year end, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$905,912	$743,669	$1,657,202	$3,480,076
Undistributed net ordinary income[2]	—	73,694	118,232	17,595
Undistributed net long-term capital gains	—	—	217,039	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2016, through February 29, 2016 and paid on March 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
NUVEEN      81

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Funds’ last tax year ended February 29, 2016, was designated for purposes of the dividends paid deduction as follows:
	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$9,398,708	$8,983,817	$9,899,024	$26,318,883
Distributions from net ordinary income[2]	32,984	7,690	324,992	25,958
Distributions from net long-term capital gains	—	—	93,372	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 29, 2016, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
	Connecticut	Massachusetts	New York
Expiration:
February 28, 2017	$ —	$ 12,497	$ —
February 28, 2018	—	98,330	—
Not subject to expiration	4,659,854	7,788,533	11,579,404
Total	$4,659,854	$7,899,360	$11,579,404
During the Funds' last tax year ended February 29, 2016, the following Funds utilized capital loss carryforwards as follows:
	Connecticut	New Jersey	New York
Utilized capital loss carryforwards	$572,571	$78,535	$266,458
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500
82      NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2016, the complex-level fee rate for each Fund was 0.1607%
The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares.
Other Transactions with Affiliates
The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Connecticut	New Jersey
Purchases	$100,518	$2,236,787
Sales	—	—
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$77,699	$66,150	$219,272	$551,405
Paid to financial intermediaries	69,775	58,159	195,297	478,508
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
NUVEEN      83

Notes to Financial Statements (Unaudited) (continued)
	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$45,561	$41,725	$120,318	$225,555
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$17,348	$23,665	$36,395	$74,196
The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$5,766	$2,961	$428	$741
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Share Classes and Sales Charges
Effective November 1, 2016, Class A Share purchases of $250,000 (previously $1 million) or more for each Fund will be sold at NAV without an up-front sales charge but may still be subject to a CDSC if redeemed within eighteen months of purchase.
84      NUVEEN

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm*
KPMG LLP
200 East Randolph Drive
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787
*	On February 4, 2016, the Board of Trustees of the Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund and Nuveen New York Municipal Bond Fund, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds, replacing PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), effective March 1, 2016.
PricewaterhouseCoopers’ report on the Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund and Nuveen New York Municipal Bond Fund as of February 29, 2016 and February 28, 2015 and for the two years then ended contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods mentioned above for the Funds and for the period from the end of the most recently completed fiscal year through April 27, 2016 (the date of issuance of the Funds’ February 29, 2016 financial statements) there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN      85

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

86	NUVEEN

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	87

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

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for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that, although Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the five-year period and the second quartile for the one- and three-year periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund narrowly underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been favorable.

For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund narrowly underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been favorable.

For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and first quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided; and differences in the states reflected in the Peer Universe or Peer Group can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points

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higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Massachusetts Fund, the New Jersey Fund and the New York Fund had net management fees and net expense ratios in line with the respective peer averages, and the Connecticut Fund had a net management fee slightly higher than the peer average but a net expense ratio below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Massachusetts Fund and the New York Fund through their permanent expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed

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income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

94	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS3-0816D        19878-INV-B-10/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: November 4, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: November 4, 2016